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Exhibit 10.3

LEASE AGREEMENT

between

BIXBY OFFICE PARK ASSOCIATES, LLC
a California limited liability company
as "Landlord"

and

PICKENS FUEL CORP.
a California corporation
as "Tenant"

i

BASIC LEASE INFORMATION

Lease Date:	For identification purposes only, the date of this Lease is August 12, 1999
Landlord:	BIXBY OFFICE PARK ASSOCIATES, LLC, a California limited liability company
Tenant:	PICKENS FUEL CORP., a California corporation
Project:	Bixby Office Park
Building Address:	3010, 3020 & 3030 Old Ranch Parkway Seal Beach, CA 90740
Rentable Area of Building:	Approximately 257,289 square feet
Premises:	Address:	3030 Old Rand Parkway
	Floor:	2nd
	Suite Number:	280
	Rentable Area	approximately 3,416 square feet
	Usable Area:	approximately 3,023 square feet
Term:	From the Commencement Date through January 31, 2003
Scheduled Commencement Date:	October 1, 1999
Expiration Date:	January 31, 2003
Base Rent:	Commencement Date - January 31, 2000	— $6,832.00 per month
	February 1, 2000 - July 31, 2001	— $7,515.20 per month
	August 1, 2001 - January 31, 2003	— $7,856.80 per month
Base Year:	The calendar year 2000
Tenant's Share:	1.329%
Security Deposit:	None
Landlord's Address for Payment of Rent:	Bixby Office Park Associates, LLC File 55270 Los Angeles, CA 90074-5270
Business Hours:	7:00 a.m. - 6:00 p.m. Monday - Friday, except Holidays 9:00 a.m. - 1:00 p.m. Saturday, except Holidays
Landlord's Address for Notices:	Bixby Office Park Associates, LLC c/o Bixby Ranch Company 3010 Old Ranch Parkway, Suite 100 Seal Beach, CA 90740-2150 Attn: Property Management

with a copy to:
William Wilson & Associates 2929 Campus Drive, Suite 450 San Mateo, CA 94403 Attention: General Counsel
Tenant's Address for Notices:	Pickens Fuel Corp. 3030 Old Ranch Parkway Suite 280 Seal Beach, CA 90740
Access Card Deposit:	$10.00 per card
Broker(s):	None
Guarantor(s):	None
Project Manager:	Cornerstone Properties Limited Partnership, dba Wilson-Cornerstone Properties Limited Partnership
Additional Provisions:	36. PARKING

Exhibits:
Exhibit A-1:	The Premises
Exhibit A-2	The Project
Exhibit B:	Construction Rider
Exhibit C:	Building Rules
Exhibit D:	Additional Provisions

        The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

        THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information ("Landlord"), and the Tenant identified in the Basic Lease Information ("Tenant"). Landlord and Tenant hereby agree as follows:

1.    PREMISES.    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information as the Premises (the "Premises"), in the buildings known as 3010, 3020 and 3030 Old Ranch Parkway, in Seal Beach, California (collectively referred to hereinafter as the "Building"). The approximate configuration and location of the Premises is shown on Exhibit A-1. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease shall be the Rentable Area specified in the Basic Lease Information. The Building, together with the parking facilities serving the Building (the "Parking Facility"), and the parcel(s) of land on which the Building and the Parking Facility are situated and certain other facilities serving the Building, all as shown on Exhibit A-2 (collectively, the "Property"), is part of the Project identified in the Basic Lease Information (the "Project").

2.    TERM, POSSESSION.    Tenant currently occupies a portion of the Premises (the "Existing Premises") under the terms of that certain Office Lease Agreement, dated January 13, 1997, by and between Landlord's predecessor-in-interest, Bixby Ranch Company, and Tenant (the "Existing Lease"). The expiration date of the Existing Lease is January 31, 2000. The term of this Lease (the "Term") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "Expiration Date"). The

"Commencement Date" shall be the earlier of (a) the date on which Landlord tenders possession of the portion of the Premises not leased by Tenant under the Existing Lease (the "Expansion Premises") to Tenant, with all of Landlord's construction obligations, if any, "Substantially Completed" as provided in the Construction Rider attached as Exhibit B (the "Construction Rider") or, in the event of any "Tenant Delay," as defined in the Construction Rider, the date on which Landlord could have done so had there been no such Tenant Delay; or (b) the date upon which Tenant, with Landlord's written permission, actually occupies and conducts business in any portion of the Expansion Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the "Scheduled Commencement Date"); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Scheduled Commencement Date. When the Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Commencement Date and Expiration Date in writing. Provided that this Lease is in full force and effect, if the Commencement Date occurs prior to January 31, 2000, the Existing Lease shall be deemed terminated effective as of the date immediately preceding the Commencement Date.

3.    RENT.

        3.1    Base Rent.    Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid upon Tenant's execution of this Lease and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

        If the Basic Lease Information provides for any change in Base Rent by reference to years or months (without specifying particular dates), the change will take effect on the applicable annual or monthly anniversary of the Commencement Date (which won't necessarily be the first day of a calendar month).

        3.2    Additional Rent; Increases in Operating Costs and Taxes.

          (a)    Definitions.

          (1)   "Base Operating Costs" means Operating Costs for the calendar year specified as the Base Year in the Basic Lease Information (excluding therefrom, however, any Operating Costs of a nature that would not ordinarily be incurred on an annual, recurring basis).

          (2)   "Base Taxes" means Taxes for the calendar year specified as the Base Year in the Basic Lease Information.

          (3)   "Operating Costs" means all costs of managing, operating, maintaining and repairing the Property, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Property (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) utilities and services (including telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C) compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the operation, management, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Building; (D) property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance; (E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively "Laws"); (G) amortization of capital improvements required to comply with Laws, or which are intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine; (H) an office in the Project for the management of the Property, including expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes; (I) property management fees; (J) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other personal property owned by Landlord in the Property (including window coverings and carpeting in common areas); (L) contesting the validity or applicability of any Laws that may affect the Property; (M) the Building's share of any shared or common area maintenance fees and expenses (including costs and expenses of operating, managing, owning and maintaining the Parking Facility and the common areas of the Project and any fitness center or conference center in the Project); and (N) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property. Operating Costs for any calendar year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of one hundred percent (100%) during the entire calendar year.

          Operating Costs shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building; (iv) costs of improvements for Tenant or other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above; and (viii) costs, fines or penalties incurred due to Landlord's violation of any Law.

          (4)   "Taxes" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in the operation of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by: appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as "Tenant's Taxes" (as defined in Section 8—Tenant's Taxes), "Tenant's Taxes" shall be excluded from Taxes.

          (5)   "Tenant's Share" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the

  Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or for any other reason, Tenant's Share shall be adjusted accordingly.

          (b)    Additional Rent.

          (1)   Tenant shall pay Landlord as "Additional Rent" for each calendar year or portion thereof during the Term Tenant's Share of the sum of (x) the amount (if any) by which Operating Costs for such period exceed Base Operating Costs, and (y) the amount (if any) by which Taxes for such period exceed Base Taxes.

          (2)   Prior to the end of the Base Year and each calendar year thereafter, Landlord shall notify Tenant of Landlord's estimate of Operating Costs, Taxes and Tenant's Additional Rent for the following calendar year. Commencing on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Additional Rent shall thereafter be payable based on the revised estimate).

          (3)   As soon as reasonably practicable after the end of the Base Year and each calendar year thereafter, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant does object to such statement, then Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

          (4)   If Tenant's Additional Rent as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within ten (10) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

        If for any reason Base Taxes or Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant's Additional Rent shall be adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Building being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not

previously paid shall survive the expiration of the Term. Notwithstanding anything to the contrary in this Lease, if there is at any time a decrease in Taxes below the amount of the Taxes for the Base Year, then for purposes of calculating Additional Rent for the year in which such decrease occurs and all subsequent periods, Base Taxes shall be reduced to equal the Taxes for the year in which the decrease occurs.

        3.3    Payment of Rent.    All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest(collectively, "Rent"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

4.    SECURITY DEPOSIT.    On execution of this Lease, Tenant shall deposit with Landlord the amount specified in the Basic Lease Information as the Security Deposit, if any (the "Security Deposit"), as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In such event Tenant shall pay to Landlord on demand an amount sufficient to replenish the Security Deposit. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant.

5.    USE AND COMPLIANCE WITH LAWS.

        5.1    Use.    The Premises shall be used and occupied for general business office purposes and for no other use or purpose. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27—Rules and Regulations). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Without limiting the foregoing, the Premises shall not be used for educational activities, practice of medicine or any of the healing arts, providing social services, for any governmental use (including embassy or consulate use), or for personnel agency, customer service office, studios for radio, television or other media, travel agency or reservation center operations or uses. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("Building Systems"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit.

        5.2    Hazardous Materials.

          (a)    Definitions.

            (1)   "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

            (2)   "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

            (3)   "Handled by Tenant" and "Handling by Tenant" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

            (4)   "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

          (b)    Tenant's Covenants.    No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

          (c)    Compliance.    Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property.

  Tenant shall deliver to, Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof; Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand.

          (d)    Landlord's Rights.    Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section 5.2, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations, under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

          (e)    Tenant's Indemnification.    Tenant agrees to indemnify, defend, protect and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

6.    TENANT IMPROVEMENTS & ALTERATIONS.

        6.1    Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the "Tenant Improvements"), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring ("Alterations"), without Landlord's prior written consent. Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may in Landlord's discretion impose. Such conditions may include requirements for Tenant to: (1) provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors designated by Landlord; and (iii) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

        6.2    Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

        6.3    Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2—Interest). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

        6.4    Subject to the provisions of Section 5—Use and Compliance with Laws and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.    MAINTENANCE AND REPAIRS.

        7.1    By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition. During the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including the interior walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a first class condition, and keep the Premises in a clean, safe and orderly condition.

        7.2    Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant's use of the Premises or the Property or any act or omission of Tenant or Tenant's Representatives or Visitors, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(l), 1941 and 1942, that allows a tenant to make repairs at its landlord's expense.

        7.3    Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this Lease:

          (a)   To make alterations, additions, repairs, improvements to or in or to decrease the size of area of; all or any part of the Building, the fixtures and equipment therein, and the Building Systems;

          (b)   To change the Building's name or street address;

          (c)   To install and maintain any and all signs on the exterior and interior of the Building;

          (d)   To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas (including the Parking Facility) and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas; and

          (e)   If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively "Controls"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Property related thereto.

8.    TENANT'S TAXES.    "Tenant's Taxes" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Property, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("Rental Tax"), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

9.    UTILITIES AND SERVICES.

        9.1    Description of Services.    Landlord shall furnish to the Premises: reasonable amounts of heat, ventilation and air-conditioning during the Business Hours specified in the Basic Lease Information ("Business Hours") on weekdays except public holidays ("Business Days"); reasonable amounts of electricity and janitorial services five days a week (except public holidays). Landlord shall also provide the Building with normal fluorescent tube replacement, window washing, elevator service, and common area toilet room supplies. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense.

        9.2    Payment for Additional Utilities and Services.

          (a)   Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

          (b)   If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 250 square feet of usable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

          (c)   If Tenant's usage of electricity, water or any other utility service exceeds the use of such utility Landlord determines to be typical, normal and customary for the Building, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

        9.3    Interruption of Services.    In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability.

10.    EXCULPATION AND INDEMNIFICATION.

        10.1    Landlord's Indemnification of Tenant.    Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("Claims") asserted by any third party against Tenant for loss, injury or damage, to the extent such loss, injury or damage is caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

        10.2    Tenant's Indemnification of Landlord.    Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or (d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

        10.3    Damage to Tenant and Tenant's Property.    Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

        10.4    Survival.    The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11.    INSURANCE.

        11.1    Tenant's Insurance.

          (a)    Liability Insurance.    Tenant shall maintain in fill force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined, Two Million Dollars ($2,000,000.00) annual general aggregate, and Two Million Dollars ($2,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property; (v) extend coverage to cover liability for the actions of Tenant's Representatives and Visitors; and (vi) designate separate limits for the Property. Each policy of liability insurance required by this Section shall: (1) contain a cross liability endorsement or separation of insureds clause; (2) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (3) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (4) provide that any failure to comply with the reporting provisions by Tenant shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (5) name Landlord, its partners, the Property Manager identified in the Basic Lease information (the "Property Manager"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies with respect to liability arising out of the ownership, maintenance or use of the Premises. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 or CG 20 11 11 01 96 promulgated by the Insurance Services Office.

          (b)    Property Insurance.    Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

          (c)    Requirements For All Policies.    Each policy of insurance required under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies Issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

          (d)    Updating Coverage.    Tenant shall increase the amounts of insurance as required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

          (e)    Certificates of Insurance.    Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at anytime pursuant to the requirements of this Lease or its Exhibits.

        11.2    Landlord's Insurance.    During the Term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on art "all risk" or "special form" basis, insuring the Building and the Tenant Improvements in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

        11.3    Mutual Waiver of Right of Recovery & Waiver of Subrogation.    Landlord and Tenant each hereby waive any right of recovery against each other and the partners, managers, members, shareholders, officers, directors and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of Insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12.    DAMAGE OR DESTRUCTION.

        12.1    Landlord's Duty to Repair.

          (a)   If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2—Landlord's Right to Terminate and 12.3—Tenant's Right to Terminate, Landlord shall, at its expense, use reasonable efforts to repair and restore tile Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations.

          (b)   If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

        12.2    Landlord's Right to Terminate.    Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

          (a)   If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;

          (b)   If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

          (c)   If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

          (d)   If the fire or other casualty occurs during the last year of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within one hundred and twenty (120) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

        12.3    Tenant's Right to Terminate.    If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than one (1) year, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to Section 12.2—Landlord's Right to Terminate.

        12.4    Waiver.    Landlord and Tenant each hereby waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2—Landlord's Right to Terminate and 12.3—Tenant's Right to Terminate.

13.    CONDEMNATION.

        13.1    Definitions.

          (a)   "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

          (b)   "Condemnation" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power "Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (c)   "Date of Condemnation" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

        13.2    Effect on Lease.

          (a)   If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

          (b)   If twenty-five percent (25%) or more of the Project or of the parcel(s) of land on which the Building is situated or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

          (c)   If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

        13.3    Restoration.    If this Lease is not terminated as provided in Section 13.2—Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

        13.4    Abatement and Reduction of Rent.    If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

        13.5    Awards.    Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

        13.6    Waiver.    Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

14.    ASSIGNMENT AND SUBLETTING.

        14.1    Landlord's Consent Required.    Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease.

        14.2    Reasonable Consent.

          (a)   Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "Proposed Transferee"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Section 14.7—Landlord's Right to Space.

          (b)   Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Proposed Transferee at the Premises, (iii) the Proposed Transferee is a governmental agency or unit or an existing tenant in the Project, (iv) the proposed Transfer would violate any "exclusive" rights of any tenants in the Project, (v) Landlord or Landlord's agent has shown space in the Building to the Proposed Transferee or responded to any inquiries from the Proposed Transferee or the Proposed Transferee's agent concerning availability of space in the Building, at any time within the preceding nine months, or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Property. In no event may Tenant publicly offer or advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Project.

        14.3    Excess Consideration.    If Landlord consents to the Transfer, Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, any consideration paid by any transferee (the "Transferee") for the Transfer, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

        14.4    No Release Of Tenant.    No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

        14.5    Expenses and Attorneys' Fees.    Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

        14.6    Effectiveness of Transfer.    Prior to the date on which any permitted Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

        14.7    Landlord's Right to Space.    Notwithstanding any of the above provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (x) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease, or (y) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the date the Transfer was proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

        14.8    Assignment of Sublease Rents.    Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

15.    DEFAULT AND REMEDIES.

        15.1    Events of Default.    The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

          (a)   Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due.

          (b)   Tenant abandons the Premises.

          (c)   Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Sections 20—Encumbrances—and 21—Estoppel Certificate and Financial Statements—below.

          (d)   Tenant violates the restrictions on Transfer set forth in Section 14—Assignment and Subletting.

          (e)   Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and arc not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

          (f)    Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety(90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

          (g)   Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15)-day period, Tenant fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice, provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

        15.2    Remedies.    Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

          (a)   Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

          (b)   Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

          (c)   Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          (d)   Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16.    LATE CHARGE AND INTEREST.

        16.1    Late Charge.    If any payment of rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to four percent (4%) of the overdue payment. A late charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other(prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

        16.2    Interest.    In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "Interest Rate"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17.    WAIVER.    No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall, not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy to be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18.    ENTRY, INSPECTION AND CLOSURE.    Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to: (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19.    SURRENDER AND HOLDING OVER.

        19.1    Surrender.    Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1—Tenant Improvements & Alterations, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

        19.2    Holding Over.    If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant's holdover tenancy at any time upon seven (7) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.    ENCUMBRANCES.

        20.1    Subordination.    This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground Lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

        20.2    Mortgagee Protection.    Tenant agrees to give any holder of any Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21.    ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

        21.1    Estoppel Certificates.    Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above.

Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

        21.2    Financial Statements.    Within ten (10) days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

22.    NOTICES.    Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of (a) receipt (or refusal of delivery or receipt); or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) days after mailing if sent by mall in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23.    ATTORNEYS' FEES.    In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction, by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "Fees"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an "actual pecuniary loss" within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be "obligations of the debtor" as that phrase is used in Bankruptcy Code Section 365(d)(3).

24.    QUIET POSSESSION.    Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20—Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully chiming by, through or under Landlord.

25.    SECURITY MEASURES.    Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as not to inconvenience tenants of the Building unreasonably. If Landlord uses an access card system, Landlord may require Tenant to pay Landlord a deposit for each after-hours Building access card issued to Tenant, in the amount specified in the Basic Lease Information. Tenant shall be responsible for any loss, theft or breakage of any such cards, which must be returned by Tenant to Landlord upon expiration or earlier termination of the Lease. Landlord may retain the deposit for any card not so returned. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26.    FORCE MAJEURE.    If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider (if any), and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay) interruption or prevention.

27.    RULES AND REGULATIONS.    Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28.    LANDLORD'S LIABILITY.    The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29.    CONSENTS AND APPROVALS.

        29.1    Determination in Good Faith.    Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

        29.2    No Liability Imposed on Landlord.    The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30.    WAIVER OF RIGHT TO JURY TRIAL.    Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

31.    BROKERS.    Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "Broker") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

32.    RELOCATION OF PREMISES.    For the purpose of maintaining an economical and proper distribution of tenants acceptable to Landlord throughout the Project, Landlord shall have the right from time to time during the Term to relocate the Premises within the Project, provided that (a) the rentable and usable area of the new Premises is of equivalent size to the existing Premises, subject to a variation of up to ten percent (10%), (b) Landlord shall pay the cost of providing tenant improvements in the new Premises, which shall be substantially comparable in layout to those in the existing Premises, and (c) Landlord shall pay reasonable costs (to the extent such costs are submitted in writing to Landlord and approved in writing by Landlord prior to such move) of moving Tenant's Trade Fixtures and personal property to the new Premises. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefor, at least sixty (60) days prior to the date the relocation is to be effective.

33.    ENTIRE AGREEMENT.    This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

34.    MISCELLANEOUS.    This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14—Assignment and Subletting and Section 28—Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstance. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

35.    AUTHORITY.    If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

        IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:			LANDLORD:
PICKENS FUEL CORP. a California corporation			BIXBY OFFICE PARK ASSOCIATES, LLC, a California limited liability company
			By:	Cornerstone Holdings, LLC a Delaware limited liability company, Manager
By:	/s/ ANDREW J. LITTLEFAIR
	Name:	Andrew J. Littlefair
	Title:	President

By:	/s/ BOONE PICKENS			By:	/s/ ILLEGIBLE
	Name:	Boone Pickens			Manager
	Title:	Chairman & CEO

BIXBY OFFICE PARK
AREA "C"
SECOND FLOOR

Exhibit A-1, Page 1

INITIALS

Structure A means Area A
Structure B means Area B
Structure C means Area C
SAN DIEGO FREEWAY
E. SEAL BEACH BLVD
C. Martin and Associates Planning | Architecture | Engineering
BIXBY-OLD RANCH BUSINESS PARK
SEAL BEACH CALIFORNIA
SITE PLAN

Exhibit A-2, Page 1

EXHIBIT B

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST            , 1999
BETWEEN
BIXBY OFFICE PARK ASSOCIATES, LLC, AS LANDLORD,
AND
PICKENS FUEL CORP., AS TENANT ("LEASE")

CONSTRUCTION RIDER

        1.    Tenant Improvements.    Landlord shall with reasonable diligence through a contractor designated by Landlord (which contractor may be an affiliate of Landlord) construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("Tenant Improvements"). Upon request by Landlord, Tenant shall designate in writing an individual authorized to act as Tenant's Representative with respect to all approvals, directions and authorizations pursuant to this Construction Rider.

          1.1    Plans.    The Tenant Improvements shall be constructed substantially as shown on the conceptual space plan for the Premises prepared by Donna Minamide who has been retained by Landlord as the space planner for the Premises ("Space Planner"), dated July 7, 1999 ("Space Plan").

        As soon as may be reasonably practicable after execution and delivery of the Lease, Tenant shall cause the Space Planner to prepare and deliver to Landlord detailed plans and specifications, approved by Tenant, and sufficient to permit the construction of the Tenant Improvements by Landlord's contractor ("Construction Documents"). Landlord, within ten (10) days after receipt of the Construction Documents, will provide Tenant with its approval or disapproval of the Construction Documents. If Landlord disapproves the Construction Documents, Landlord shall specify in writing Landlord's objections. Tenant shall cause the Space Planner to revise the Construction Documents to address Landlord's objections, and shall cause the revised Construction Documents to be delivered to Landlord within five (5) days after receipt of Landlord's objections. If Landlord approves the Construction Documents, Landlord shall provide Tenant with a cost estimate for the work shown in the Construction Documents. Tenant shall respond to the cost estimate within three (3) days after receipt thereof, specifying any changes or modifications Tenant desires in the Construction Documents as a result of its review of the cost estimate. If Tenant desires to change or modify the Construction Documents as a result of its review of the cost estimate, Tenant shall cause the Space Planner to revise the Construction Documents and resubmit, within ten (10) days after Tenant's receipt of the cost estimate, the revised Construction Documents, as approved by Tenant, to Landlord for its approval. Landlord, within five (5) days after receipt of the revised Construction Documents, will either approve or disapprove the revised Construction Documents in accordance with the procedures set forth above. Likewise, Tenant shall respond to Landlord's approval or disapproval in accordance with the procedures, and within the time frames, set forth above. The revised Construction Documents and cost estimate, as approved by Tenant and Landlord, are hereinafter referred to as the "Final Construction Documents" and "Final Cost Estimate," respectively.

        Additional interior decorating services and advice on the furnishing and decoration of the Premises, such as the selection of fixtures, furnishings or design of mill work, shall be provided by Tenant at its expense, but shall be subject to the reasonable approval of Landlord.

          1.2    Construction.    Upon approval by Landlord and Tenant of the Final Construction Documents and the Final Cost Estimate, Landlord shall proceed with reasonable diligence to cause

Exhibit B, Page 1

  the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Tenant Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list". (The definition of Substantially Completed shall also define the terms "Substantial Completion" and "Substantially Complete.")

        Following Substantial Completion of the Tenant Improvements and before Tenant takes possession of the Expansion Premises (or as soon thereafter as may be reasonably practicable and in any event within 30 days after Substantial Completion), Landlord and Tenant shall inspect the Premises and jointly prepare a "punch list" of agreed items of construction remaining to be completed. Landlord shall complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and Landlord's contractor in completing the items on the punch list.

          1.3    Cost of Tenant Improvements.    Landlord shall contribute up to $19,200 toward the cost of the construction and installation of the Tenant Improvements. In addition, Landlord shall pay for the cost of preparing the initial space plan and the first revision to such initial space plan. The balance, if any, of the cost of the Tenant Improvements ("Additional Cost"), including, but not limited to, all design costs (other than the cost of preparing the initial space and the first revision thereof), usual markups for overhead, supervision and profit, shall be paid by Tenant. Tenant shall pay Landlord 50% of the Additional Cost based upon the Final Cost Estimate prior to the commencement of construction of the Tenant Improvements. The balance of the actual Additional Cost shall be paid to Landlord upon Substantial Completion of the Tenant Improvements, within ten (10) days after receipt of Landlord's invoice therefor. Landlord will use reasonable care in preparing the cost estimates, but they are estimates only and do not limit Tenant's obligation to pay for the actual Additional Cost of the Tenant Improvements, whether or not it exceeds the estimated amounts.

          1.4    Changes.    If Tenant requests any change, addition or alteration in or to any Final Construction Documents ("Changes") Tenant shall cause the Space Planner to prepare additional Plans implementing such Change, which additional Plans shall be subject to Landlord's approval. Tenant shall pay the cost of preparing additional Plans. As soon as practicable after Landlord's approval of such additional Plans, Landlord shall notify Tenant of the estimated cost of the Changes. Within three (3) working days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant approves the Change, Landlord shall proceed with the Change and Tenant shall be liable for any Additional Cost resulting from the Change. If Tenant fails to approve the Change within such three (3) day period, construction of the Tenant Improvements shall proceed as provided in accordance with the original Construction Documents.

          1.5    Delays.    Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Tenant Improvements and any increase in the cost of Tenant Improvements caused by (i) Tenant's failure to submit information to the Space Planner or approve any Space Plan, Construction Documents or cost estimates within the time periods required herein, (ii) any delays in obtaining any items or materials constituting part of the Tenant Improvements requested by Tenant, (iii) any Changes, or (iv) any other delay requested or caused by Tenant (collectively, "Tenant Delays").

        2.    Delivery of Premises.    Upon Substantial Completion of the Tenant Improvements, Landlord shall deliver possession of the Premises to Tenant. If Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Expansion Premises to Tenant on or before the

Exhibit B, Page 2

Scheduled Commencement Date specified in Section 2—Term; Possession of the Lease, or if Landlord is unable for any other reason to deliver possession of the Expansion Premises to Tenant on or before such date, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If any delays in Substantially Completing the Tenant Improvements are attributable to Tenant Delays, then the Expansion Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Expansion Premises and tendered the Premises to Tenant but for such Tenant Delays.

        Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within six (6) months after the Scheduled Commencement Date, either party, by written notice to the other party given within ten (10) days after the expiration of such six (6) month period, may terminate this Lease without any liability to the other party; provided, however, that if the delay in the Commencement Date is caused by delays of the type described in Section 26—Force Majeure of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty (30) days after receipt of notification from Landlord of the amounts due, for any amounts expended or incurred by Landlord for the design, construction and installation of the Tenant Improvements and for brokerage commissions and legal fees in connection with the preparation and negotiation of the Lease. If Tenant fails to perform any of Tenant's obligations under this Construction Rider within the time periods specified herein, Landlord may, in lieu of terminating the Lease under the foregoing provisions, treat such failure of performance as an Event of Default under the Lease.

        3.    Access to Premises.

          3.1    Expansion Premises.    Landlord shall allow Tenant and Tenant's Representatives to enter the Expansion Premises prior to the Commencement Date to permit Tenant to make the Expansion Premises ready for its use and occupancy; provided, however, that prior to such entry of the Expansion Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in Section 11.1—Tenant's Insurance of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours' notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Tenant Improvements.

          3.2    Existing Premises.    Tenant shall vacate the Existing Premises at such times and in such manner as is reasonably required to facilitate the completion of the Tenant Improvements, provided, however, that Tenant may require that the Tenant Improvements in the Existing Premises be constructed and installed at times other than normal business hours. Tenant acknowledges and agrees that notwithstanding the fact that the construction of the Tenant Improvements on the Existing Premises will take place during the term of the Existing Lease or the Term of this Lease and may significantly interfere with Tenant's use of the Existing Premises during such time, and that Tenant may be required to vacate the Existing Premises in connection with the construction of the Tenant Improvements, Tenant shall not be deemed to have been constructively evicted from the Existing Premises on account of such construction, and Tenant shall not be relieved of any of its obligations under the Existing Lease or this Lease, including the obligation to pay Rent, on account of the construction of the Tenant Improvements.

          3.3    Liability.    Without limiting the generality of any provisions in the Existing Lease or any other provisions in this Lease, Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all Injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or its Representatives.

Exhibit B, Page 3

        4.    Ownership of Tenant Improvements.    All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

INITIALS:
Landlord
Tenant

Exhibit B, Page 4

EXHIBIT C

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST            , 1999
BETWEEN
BIXBY OFFICE PARK ASSOCIATES, LLC, AS LANDLORD,
AND
PICKENS FUEL CORP., AS TENANT ("LEASE")

BUILDING RULES

        The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

        1.     No sign, placard, picture, advertisement name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be professionally printed, painted, affixed or inscribed at the expense of Tenant and shall comply with Landlord's sign program.

        2.     No curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises shall be permitted except for Building Standard window coverings. No awning shall be permitted on any part of the Premises. The sashes, sash doors, windows, glass lights and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed and there shall be no hanging plants or other similar objects in the immediate vicinity of the windows. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

        3.     Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators or stairways of the Building. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Budding and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building without the prior written consent of Landlord.

        4.     The directory of the Building will be provided exclusively for the display of the business name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

        5.     Except as otherwise provided in this Lease, all cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by, Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

Exhibit C, Page 1

        6.     Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

        7.     If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

        8.     The freight elevator and loading platform shall be available for use by all tenants in the Building, subject to prior reservation and such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building through the Building lobby or carried in the passenger elevators.

        9.     No safes or other objects larger or heavier than what the freight elevators of the Building are limited to carry shall be brought into or installed on the Premises. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms at Tenant's expense as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or ether property shall be repaired at the expense of Tenant.

        10.   Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals. Smoking or carrying lighted cigars or cigarettes in the elevators and common areas of the Building is prohibited per City Codes.

        11.   No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the written consent of Landlord.

        12.   Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls, including room thermostats, installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings, at the end of each business days.

        13.   Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person has a pass or is properly identified as

Exhibit C, Page 2

being rightfully on the Premises. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action. If Tenant uses the Premises after regular business hours or on nonbusiness days, Tenant shall lock any entrance doors to the Premises used by Tenant immediately after using such doors.

        14.   Tenant shall close and lock the doors of its Premises and entirely shutoff all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

        15.   The term "personal goods or services vendors" as used herein means persons who periodically enter the Building for the purpose of selling goods or services to Tenant, other than goods or services which are used by Tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services and shoeshining services. Landlord reserves the right to prohibit personal goods or services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order therein, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

        16.   The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

        17.   Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, lottery tickets, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically, provided for in the Tenant's Lease.

        18.   Tenant shall not do or permit any thing to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or in the Project, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

        19.   Tenant shall not commit any act or permit any thing in or about the Building or the Project which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Building or the Project or for any other reason.

        20.   Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

Exhibit C, Page 3

        21.   Tenant shall not mark, paint, drill into, cut, string wires within, or in anyway deface any part of the Building or the Project, without the express prior written consent of Landlord, and as Landlord may direct. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the wall or floors shall be repaired by Tenant at Tenant's sole cost and expense. Without limitation of any of the provisions of the Lease, Tenant shall refer all contractors' representatives, installation technicians, janitorial workers and other mechanics, artisans and laborers rendering any service in connection with the repair, maintenance or improvement of the Premises to Landlord for Landlord's supervision, approval and control before performance of any such service. This Paragraph shall apply to all work performed in the Building, including without limitation installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building. Plans and specifications for such work, prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. Any such installations, alterations and additions constructed by Tenant shall be done in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and removed therefrom and the locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Landlord. In no event shall any such wires which are in or on the Premises or which have been introduced into the Premises by Tenant be severed, cut, spliced or otherwise altered without prior inspection and written approval by Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises and, if linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

        22.   Except as otherwise provided in this Lease, Tenant shall move all freight, supplies, furniture, fixtures and other personal property into, within and out of the Building only at such times and through such entrances as may be designated by Landlord, and such movement of such items shall be under the supervision of Landlord. Landlord reserves the right to inspect all such freight, supplies, furniture, fixtures and other personal property to be brought into the Building and to exclude from the Building all such objects which violate any of these Rules and Regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building in such a fashion as to unreasonably obstruct the activities of other tenants, and all such moving shall be at the sole expense, risk and responsibility of Tenant. Tenant shall not use in the delivery, receipt or other movement of freight, supplies, furniture, fixtures and other personal property to, from or within the Building, or in any space or other public halls of the Building, any hand trucks other than those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. If, in the course of such moving, Tenant damages the floors, floor tiles, carpets, walls ceilings, passenger elevators or any other portion of the Building, Landlord shall repair the same at Tenant's sole cost and expense.

        23.   Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

        24.   Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building arc prohibited, and each tenant shall cooperate to prevent the same.

        25.   Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

        26.   Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary

Exhibit C, Page 4

manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

        27.   Tenant shall not, without the prior written consent of Landlord, alter or repair the ceiling, remove any ceiling tiles or remove or replace any lamps, light bulbs or ceiling fixtures which Tenant damages.

        28.   The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper immoral or objectionable purpose. Tenant shall not occupy the Building or permit any portion of the Building to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form, or as a medical office, barber shop, manicure shop, music or dance studio or employment agency without specific consent of Landlord. No cooking, food preparation or food warming shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages and the warming of food by microwave oven shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

        29.   Tenant shall not bring or keep within the Building any animal, bicycle, motorcycle or other vehicles of any kind.

        30.   Without the written consent of Landlord, Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address.

        31.   Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        32.   Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

        33.   The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Tenant shall not, without the prior written consent of Landlord or Landlord's Building Manager, request the Building engineers to perform any tasks whatsoever for Tenant in or near the Premises, the Building or the Project. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

        34.   Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

        35.   Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord, from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

        36.   Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office complex and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

        37.   These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

Exhibit C, Page 5

        38.   Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

        39.   Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

INITIALS:
Landlord
Tenant

Exhibit C, Page 6

EXHIBIT D

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST            , 1999
BETWEEN
BIXBY OFFICE PARK ASSOCIATES, LLC, AS LANDLORD,
AND
PICKENS FUEL CORP., AS, TENANT ("LEASE")

ADDITIONAL PROVISIONS RIDER

36.    PARKING.

        (a)    Tenant's Parking Rights.    Landlord shall provide Tenant, on an unassigned and non-exclusive basis, for use by Tenant and Tenant's Representatives and Visitors, at the users' sole risk, twelve (12) parking spaces in the Parking Facility. If Tenant leases additional office space pursuant to this Lease, Landlord shall provide Tenant, also on an unassigned, non-exclusive and unlabelled basis, one (1) additional parking space in the Parking Facility for each two hundred fifty (250) usable square feet of additional office space leased to Tenant. The parking spaces to be made available to Tenant hereunder may contain, a reasonable mix of spaces for compact cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking.

        (b)    Availability of Parking Spaces.    Landlord shall take reasonable actions to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Building and users of the Parking Facility. Access to the Parking Facility may, at Landlord's option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

        (c)    Assignment and Subletting.    Notwithstanding any other provision of the Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except with Landlord's prior written consent, which may be granted or withheld by Landlord in its sole discretion. In the event of any separate assignment or sublease of parking space rights that is approved by Landlord, Landlord shall be entitled to receive, as additional Rent hereunder, one hundred percent (100%) of any profit received by Tenant in connection with such assignment or sublease.

        (d)    Condemnation, Damage or Destruction.    In the event the Parking Facility is the subject of a Condemnation, or is damaged or destroyed, and this Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant's rights to use parking spaces hereunder may, at the election of Landlord, thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility. In such event, Landlord reserves the right to reduce the number of parking spaces to which Tenant is entitled or to relocate some or all of the parking spaces to which Tenant is entitled to other areas in the Parking Facility.

INITIALS:
Landlord
Tenant

Exhibit D, Page 1

INDEX OF DEFINED TERMS

Additional Rent	6
Alterations	10
Award	17
Base Operating Costs	4
Base Taxes	4
Broker	29
Building	3
Building Rules	27
Building Systems	8
Business Days	12
Business Hours	12
Claims	13
Commencement Date	3
Condemnation	17
Condemnor	17
Construction Rider	3
Controls	12
Date of Condemnation	18
Encumbrance	25
Environmental Losses	8
Environmental Requirements	8
Event of Default	21
Existing Lease	3
Existing Premises	3
Expansion Premises	3
Expiration Date	3
Fees	26
Handled by Tenant	8
Handling by Tenant	8
Hazardous Materials	8
HVAC	8
Interest Rate	23
Landlord	3
Laws	4
Mortgagee	25
Operating Costs	4
Parking Facility	3
Permitted Hazardous Materials	9
Premises	3
Project	3
Property	3
Property Manager	14
Proposed Transferee	19
Rent	7
Rental Tax	12
Representatives	8
Scheduled Commencement Date	3
Security Deposit	7

2

Service Failure	13
Substantially Completed	3
Taxes	5
Tenant	3
Tenant Delay	3
Tenant Improvements	10
Tenant's Share	5
Tenant's Taxes	12
Term	3
Trade Fixtures	11
Transfer	19
Transferee	20
Visitors	8

3

FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 11th day of March, 2002, by and between EOP BIXBY RANCH, LLC, a Delaware limited liability company ("Landlord"), and ENRG FUEL USA, INC., a California corporation, and ENRG, INC., a Delaware corporation (jointly, severally, individually and collectively, "Tenant").

RECITALS

A.
Landlord (as successor in interest to Bixby Office Park Associates, LLC, a California limited liability company) and Tenant (as successor in interest to Pickens Fuel Corporation, a California corporation) are parties to that certain Lease Agreement dated August 12, 1999 (the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 3,416 rentable square feet (the "Original Premises") described as Suite No C280 on the 2nd floor of the building located at 3030 Old Ranch Parkway (the "Original Building"), situated within the Bixby Office Park (the "Project"),

B.
Tenant has requested that additional space containing approximately 1,159 rentable square feet described as Suite No. B420 on the 4th floor of the New Building (as defined below) shown on Exhibit A-2 hereto (the "Temporary Space") be added to the Original Premises on a temporary basis until the Substitution Effective Date (as defined below).

C.
Tenant and Landlord agree to relocate Tenant from the Entire Original Premises (as defined below) in the Original Building to 8,690 rentable square feet of space described as Suite Nos. B200 and B280 on the 2nd floor of the building located at 3020 Old Ranch Parkway (the "New Building"), situated within the Project, shown on Exhibit A-I attached hereto (the "Substitution Space").

D.
The Lease by its terms shall expire on January 31, 2003 ("Prior Termination Date"), and the parties desire to extend the Term, all on the following terms and conditions.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.
Temporary Space.

A.
For the period commencing on the date Tenant begins occupying the Temporary Space (the "Temporary Space Effective Date") and ending on the Temporary Space Termination Date (as defined below), the Original Premises is temporarily increased from 3,416 rentable square feet on the 2nd floor to 4,575 rentable square feet by the addition of the Temporary Space, and during the Temporary Space Term (as defined below), the Original Premises and the Temporary Space, collectively, shall hereinafter be referred to as the "Entire Original Premises."

B.
The Term for the Temporary Space (the "Temporary Space Term") shall commence on the Temporary Space Effective Date and end on the Substitution Effective Date (as defined below), unless sooner terminated pursuant to the terms of the Lease as amended hereby (the "Temporary Space Termination Date"). The Temporary Space is subject to all the terms and conditions of the Lease except that Tenant shall occupy the Temporary Space during the Temporary Space Term at no charge to Tenant arid except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises.

1

  C.
  Tenant shall not be obligated to pay Tenant's Share of Operating Costs and Taxes with respect to the Temporary Space; provided, however, the foregoing shall not affect Tenant's obligation to pay Tenant's Share of Operating Costs and Taxes with respect to the Original Premises as provided in the Lease, as amended hereby.

  D.
  Tenant has Inspected the Temporary Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements. Tenant shall vacate the Temporary Space on or prior to the Temporary Space Termination Date and deliver up the Temporary Space to Landlord in as good condition as the Temporary Space was delivered to Tenant, ordinary wear and tear excepted.

  E.
  If Tenant should holdover in the Temporary Space after expiration or earlier termination of the Temporary Space Term, any remedies available to Landlord as a consequence of such holdover contained in the Lease, as amended hereby, or otherwise shall be applicable, but only with respect to the Temporary Space and shall not be deemed applicable to the Original Premises unless and until Tenant holds over in the Original Premises after expiration or earlier termination of the Term.

II.
Substitution.

A.
Effective as of the Substitution Effective Date (hereinafter defined), the Substitution Space is substituted for the Entire Original Premises and, from and after the Substitution Effective Date, the Premises, as defined in the Lease, shall be deemed to mean the Substitution Space containing 8,690 rentable square feet and described as Suite Nos. C200 and 0280 on the 2nd floor of the New Building.

B.
The Term for the Substitution Space shall commence on the Substitution Effective Date and, unless sooner terminated pursuant to the terms of the Lease, shall end on the Extended Termination Date (as hereinafter defined). The Substitution Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Substitution Space. Effective as of the Substitution Effective Date, the Lease shall be terminated with respect to the Entire Original Premises, and unless otherwise specified, "Premises" shall mean the Substitution Space. Tenant shall vacate the Entire Original Premises as of the Substitution Effective Date (such date that Tenant is required to vacate the Entire Original Premises being referred to herein as the ("Original Premises Vacation Date") and return the same to Landlord in "broom clean" condition and otherwise in accordance with the terms and conditions of the Lease.

III.
Substitution Effective Date.

A.
The "Substitution Effective Date" shall be the later to occur of (i) May 10, 2002 (the "Target Substitution Effective Date"), and (ii) the date upon which the Landlord Work (as defined in the Work Letter attached as Exhibit B hereto) in the Substitution Space has been substantially completed; provided however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Substitution Space as a result of the occurrence of a Tenant Delay (defined below), then, for purposes of determining the Substitution Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Tenant Delay(s). A "Tenant Delay" means any

2

    act or omission of Tenant or its agents, employees, vendors or contractors that actually delays substantial completion of the Landlord Work, including, without limitation, the following:

    1.
    Tenant's failure to furnish information or approvals within any time period specified in the Lease or this Amendment, including the failure to prepare or approve preliminary or final plans by any applicable due date;

    2.
    Tenant's selection of equipment or materials that have long lead times after first being informed by Landlord that the selection may result in a delay and that other reasonably comparable materials are available with shorter lead times;

    3.
    Material changes requested or made by Tenant to previously approved plans and specifications;

    4.
    The performance of work in the Substitution Space by Tenant or Tenant's contractor(s) during the performance of the Landlord Work;

    5.
    If the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work; or

    6.
    Any delay as described in Paragraph 4 of the Work Letter attached hereto as Exhibit B.

    The Substitution Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord Work has been performed (or would have been performed absent any Tenant Delay[s], other than any details of construction, mechanical adjustment or any other matter, the nonperformance of which does not materially interfere with Tenant's use of the Substitution Space. The adjustment of the Substitution Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Substitution Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Substitution Space not being ready for occupancy by Tenant on the Target Substitution Effective Date. During any period that the Substitution Effective Date is postponed and Tenant's obligation to pay Rent for the Substitution Space is correspondingly postponed, Tenant shall continue to be obligated to pay rent for the Original Premises, but not the Temporary Space, in accordance with the terms of the Lease.

  B.
  In addition to the postponement, if any, of the Substitution Effective Date as a result of the applicability or Paragraph III.A. of this Amendment, the Substitution Effective Date, and therefore the Temporary Space Termination Date, shall be delayed to the extent that Landlord fails to deliver possession of the Substitution Space for any other reason (other than Tenant Delays), including, but not limited to, holding over 'by prior occupants. Any such delay in the Substitution Effective Date shall not subject Landlord to any liability for arty loss or damage resulting therefrom. If the Substitution Effective Date is delayed, the Extended Termination Date shall be similarly extended.

  C.
  Promptly after the determination of the Substitution Effective Date, Landlord and Tenant shall enter into a commencement latter agreement in the form attached hereto as Exhibit C.

IV.
Extension.    The Term of the Lease is extended for a period of 60 months and shall expire on the 5th anniversary of the Substitution Effective Date ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term".

3

V.
Base Rent.    As of the Substitution Effective Date, the schedule of Base Rent payable with respect to the Substitution Space during the remainder of the current Term and the Extended Term is the following:

Months of Term or Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
May 02 Months 1-12	$22.80	$198,132.00	$16,511.00
May 03 Months 13-24	$26.40	$229,416.00	$19,118.00
May 04 Months 25-36	$27.60	$239,844.00	$19,987.00
May 05 Months 37-48	$28.80	$250,272.00	$20,856.00
May 06 Months 49-60	$30.00	$260,700.00	$21,725.00
April 07 Expires

    All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

    Notwithstanding the foregoing, if the Extended Termination Date, as determined herein, does not occur on the last day of a calendar month, the Extended Term shall be deemed automatically extended by the number of days necessary to cause the Extended Termination Date to occur on the last day of the last calendar month of the Extended Term. Tenant shall pay Base Rent and Additional Rent for such additional days at the same rate payable for the portion of the last calendar month immediately preceding such extension.

VI.
Additional Security Deposit.    Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $23,900.00 which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Basic Lease Information Section of the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $0.00 to $23,900.00

VII.
Tenant's Share.    For the period commencing with the Substitution Effective Date and ending on the Extended Termination Date, Tenant's Share for the Substitution Space is 3.1566%.

VIII.
Operating Costs and Taxes. For the period commencing with the Substitution Effective Date and ending on the Extended Termination Date, Tenant shall pay for Tenant's Share of Operating Costs and Taxes applicable to the Substitution Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Share of Operating Costs and Taxes applicable to the Substitution Space is 2002.

IX.
Improvements to Substitution Space.

A.
Condition of Substitution Space.    Tenant has inspected the Substitution Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

B.
Responsibility for Improvements to Substitution Space.    Landlord shall perform improvements to the Substitution Space in accordance with the Work Letter attached hereto as Exhibit B.

X.
Early Access to Substitution Space.    During any period that Tenant shall be permitted to enter the Substitution Space prior to the Substitution Effective Date (e.g., to perform alterations or improvements), if any, Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rent or Additional Rent as to the Substitution Space. If Tenant takes possession of the Substitution Space prior to the Substitution Effective Date for any

4

  reason whatsoever (other than the performance of work in the Substitution Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rent and Additional Rent as applicable to the Substitution Space to Landlord on a per diem basis for each day of occupancy prior to the Substitution Effective Date.

XI.
Holding Over.    If Tenant continues to occupy any portion of the Entire Original Premises after the Original Premises Vacation Date (as defined in Section II above), occupancy of any portion of the Entire Original Premises subsequent to the Original Premises Vacation Date shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of the Lease as amended hereby and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rent and Additional Rent due for the period immediately preceding such holding over, provided that in no event shall Base Rent and Additional Rent during the holdover period be less than the fair market rental for the Entire Original Premises. No holding over by Tenant in the Entire Original Premises or payments of money by Tenant to Landlord after the Original Premises Vacation Date shall be construed to prevent Landlord from recovery of immediate possession of the Entire Original Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant in any portion of the Entire Original Premises, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of any portion of the Entire Original Premises to such other tenant or prospective tenant.

XII.
Other Pertinent Provisions.    Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.
Landlord's Addresses for Notices.    Landlord's address for notices as set forth in the Basic Lease Information of the Lease is hereby deleted in its entirety and replaced with the following in lieu thereof:

Landlord:	With a copy to:
EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company c/o Equity Office Properties Trust 3010 Old Ranch Parkway, Suite 100 Seal Beach, California 90740-2750 Attention: Building Manager	Equity Office Properties Trust Two North Riverside Plaza, Suite 2200 Chicago, Illinois 60606 Attention: Regional Counsel— Los Angeles Region
  B.
  Landlord's Address for Payment of Rent.    Rent is payable to the order of Equity Office Properties. Landlord's address for the payment of rent is:

    EOP Operating Limited Partnership,
    as Agent for EOP-Bixby Ranch, L.L.C.
    File 55270
    Los Angeles, California 90074-5270.

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  C.
  Parking.    Effective as of the Substitution Effective Date, otherwise subject to the terms of the Lease as amended hereby. Tenant shall be entitled to a total of 26 unreserved parking spaces at no charge to Tenant and 4 reserved parking spaces at no charge to Tenant

  D.
  Utility Deregulation.    Notwithstanding anything to the contrary contained in the Lease as amended hereby, if and to the extent permitted by applicable law. Landlord shall be entitled to receive a percentage of the savings for the service provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such percentage shall be established at a level that represents compensation for effort expended or to be expended by Landlord and shall not exceed 50% of the annual savings obtained by Landlord.

  E.
  Renewal Option.

  1.
  Grant of Option; Conditions.    Tenant shall have the right to extend the Extended Term (the "Renewal Option") for 1 additional period of 5 years commencing on the day following the Extended Termination Date and ending on the 5th anniversary of the Extended Termination Date (the "Renewal Term"), if:

  a.
  Landlord receives notice of exercise ("Initial Renewal Notice") not less than 9 full calendar months prior to the expiration of the Extended Term and not more than 12 full calendar months prior to the expiration of the Extended Term; and

  b.
  Tenant is not in default under the Lease as amended hereby beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined below); and

  c.
  No part of the Substitution Space is sublet (other than pursuant to a subletting approved by Landlord as provided for in the Lease) at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice: and

  d.
  The Lease as amended hereby has not been assigned (other than pursuant to an assignment approved by Landlord as provided for in the Lease) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

  2.
  Terms Applicable to Substitution Space During Renewal Term.

  a.
  The initial Base Rent rate per rentable square foot for the Substitution Space during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Substitution Space. Base Rent during the Renewal Term shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market rate. Base Rent attributable to the Substitution Space shall be payable In monthly installments in accordance with the terms and conditions of the Lease as amended hereby.

  b.
  Tenant shall pay Additional Rent (i.e., Taxes and Operating Costs) for the Substitution Space during the Renewal Term in accordance with the Lease as amended hereby, and the manner and method in which Tenant reimburses Landlord for Tenant's Share of Taxes and Operating Costs and the Base Year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Renewal Term.

  3.
  Procedure for Determining Prevailing Market.    Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Substitution Space for the Renewal Term. Tenant, within 15 days after the date on

6

      which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its Renewal Option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord, with either a Binding Notice or Rejection Notice within such 15 day period. Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market rate for the Substitution Space during the Renewal Term. Upon agreement, Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market rate for the Substitution Space within 30 days after the date on which Tenant provides Landlord with a Rejection Notice, then within 10 days thereafter, Landlord and Tenant shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate (collectively referred to as the "Renewal Estimates"). If the higher of such Renewal Estimates is not more than 105% of the lower of such Renewal Estimates, then the Prevailing Market rate shall be the average of the two Renewal Estimates. If the Prevailing Market rate is not resolved by the exchange of Renewal Estimates, Landlord and Tenant, within 7 days after the exchange of Renewal Estimates, shall each select an appraiser to determine the Prevailing Market rate. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least 5 years experience within the previous 10 years as a real estate appraiser working in the area located within 5 miles surrounding the Building with working knowledge of current rental rates and practices for comparable first-class or Class A offices building of comparable size or greater than the Building. For purposes of this Amendment, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA appraiser means an individual who holds the Senior Member designation conferred by and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar). Upon selection, Landlord's and Tenants appraisers shall work together in good faith to agree upon the Prevailing Market rate for the Substitution Space taking into consideration the Prevailing Market rate in that area located within 5 miles surrounding the Building for comparable first-class or Class A buildings of comparable size or greater than the Building. The determination of such appraisers shall be binding on both Landlord and Tenant, provided that in no event shall the determination of Prevailing Market by the appraisers be higher than the higher Renewal Estimate or lower than the lower Renewal Estimate of Prevailing Market submitted by Landlord and Tenant. If either Landlord or Tenant fails to appoint an appraiser within the 7 day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon the Prevailing Market within the 20 days after their appointment, then, within 10 days after the expiration of such 20 day period, the 2 appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser has been selected as provided for above, then, as soon thereafter as practicable but in any case within 14 days, the appraiser shall make his determination of Prevailing Market (also taking into

7

      consideration the Prevailing Market rate in that area located within 5 miles surrounding the Building for comparable first-class or Class A buildings of comparable size or greater than the Building), which determination shall not be higher than the higher Renewal Estimate nor lower than the lower Renewal Estimate of the Prevailing Market rate submitted by Landlord and Tenant. The determination by the arbitrator shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons, to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert. In the event that the Prevailing Market rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Base Rent based upon Landlord's Renewal Estimate until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Renewal Term shall be retroactively adjusted to the commencement of the Renewal Term, such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within 30 days after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next Installment of Base Rent due under the Lease as amended hereby and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Base Rent.

    4.
    Renewal Amendment.    If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment') to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after receipt of the Binding Notice and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant's receipt of same, but, upon final determination of the Prevailing Market rate applicable during the Renewal Term as described herein, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.

    5.
    Definition of Prevailing Market.    For purposes of this Renewal Option, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Substitution Space in the New Building and the other office buildings in the Project. The determination of Prevailing Market shall take into account any material economic differences between the terms of the Lease as amended hereby and any comparison lease or amendment, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating costs and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under the Lease as amended hereby.

  F.
  Signage.    Effective as of the Substitution Effective Date, Tenant shall have the right to install exterior building signage exhibiting Tenants logo only on the parapet of the New Building facing the San Diego Freeway (405) as shown on Exhibit A-3 attached hereto (the "Exterior Sign"). Notwithstanding the foregoing, Tenant shall not be entitled to install the Exterior Sign if (a) Tenant has previously assigned its interest in the Lease as amended hereby (except in

8

    connection with a subletting or assignment approved by Landlord as provided for in the Lease), (b) Tenant has previously sublet any portion of the Substitution Space (except in connection with a subletting or assignment approved by Landlord as provided for in the Lease), or (c) Tenant is in default under any term or condition of the Lease as amended hereby. Furthermore, Tenant's right to install the Exterior Sign is expressly subject to and contingent upon Tenant receiving the approval and consent to any such Exterior Sign from the City of Seal Beach, California, its architectural review board, and any other applicable governmental or quasi-governmental governmental agency. Tenant, at its sole cost and expense, shall obtain all other necessary building permits, zoning, regulatory and other approvals in connection with the Exterior Sign. All costs of approval, consent, design, installation, supervision of installation, wiring, maintaining, repairing and removing the Exterior Sign will be at Tenants sole cost and expense. Tenant shall submit to Landlord reasonably detailed drawings of its proposed Exterior Sign, including without limitation, the size, material, shape, location and coloring for review and approval by Landlord. The Exterior Sign shall be subject to Landlord's prior review and written approval thereof, and shall conform to the Project sign criteria and the other reasonable standards of design and motif established by Landlord for the exterior of the Project. Tenant shall reimburse Landlord for any reasonable out-of-pocket costs associated with Landlord's review and supervision as hereinbefore provided including, but not limited to, engineers and other professional consultants. Tenant will be solely responsible for any damage to the Exterior Sign and any damage that the installation, maintenance, repair or removal thereof may cause to the New Building or the Project. Tenant agrees upon the expiration date or sooner termination of the Lease as amended hereby, upon Landlord's request, to remove the Exterior Sign and restore any damage to the New Building or the Project at Tenants expense. In addition, Landlord shall have the right to remove the Exterior Sign at Tenant's sole cost and expense, if, at any time during the Extended Term: (i) Tenant assigns the Lease as amended hereby (except in connection with a subletting or assignment approved by Landlord as provided for in the Lease), (ii) Tenant sublets any portion of the Substitution Space, or (iii) Tenant is in default (beyond any applicable notice and cure period) under any term or condition of the Lease as amended hereby.

  G.
  Right Of First Offer.

  1.
  Grant of Option; Conditions.    Tenant shall have the one time right of first offer (the "Right of First Offer) with respect to either the 15,626 rentable square feet known as Suite No. B220 on the 2nd floor of the New Building shown on the demising plan attached hereto as Exhibit D-1, or the 2,055 rentable square feet known as Suite No. B270 on the 2nd floor of the New Building shown on the demising plan attached hereto as Exhibit D-2 (either space as applicable to be referred to herein as the "Offering Space"). Tenant's Right of First Offer shall be exercised as follows: at any time after Landlord has determined that the existing tenant in the Offering Space will not extend or renew the term of its lease for the Offering Space (but prior to leasing such Offering Space to a party other than the existing tenant), Landlord shall advise Tenant (the "Advice) of the terms under which Landlord is prepared to lease the Offering Space to Tenant for the remainder of the Term, which terms shall reflect (the Offering Space Prevailing Market (as defined below) rate for such Offering Space as reasonably determined by Landlord. Tenant may lease such Offering Space in its entirety only, under such terms, by delivering written notice of exercise to Landlord (the "Notice of Exercise")

9

      within 5 days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

      a.
      Tenant is in default under the Lease as amended hereby beyond any applicable cure periods at the time that Landlord would otherwise deliver the Advice; or

      b.
      the Substitution Space, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice (except in connection with a subletting or assignment approved by Landlord as provided for in the Lease): or

      c.
      the Lease as amended hereby has been assigned prior to the date Landlord would otherwise deliver the Advice (except in connection with a subletting or assignment approved by Landlord as provided for in the Lease); or

      d.
      Tenant is not occupying the Substitution Space on the date Landlord would otherwise deliver the Advice; or

      e.
      the Offering Space is not intended for the exclusive use of Tenant during the Term or any Extended Term; or

      f.
      the existing tenant in the Offering Space is interested in extending or renewing its lease for the Offering Space or entering into a new lease for such Offering Space.

    2.
    Terms for Offering Space.

    a.
    The term for the Offering Space shall commence upon the commencement date stated in the Advice and thereupon such Offering Space shall be considered a part of the Substitution Space, provided that all of the terms stated in the Advice shaft govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of the Lease as amended hereby shall apply to the Offering Space.

    b.
    Tenant shall pay Base Rent and Additional Rent for the Offering Space in accordance with the terms and conditions of the Advice, which terms and conditions shall reflect the Offering Space Prevailing Market rate for the Offering Space as determined in Landlord's reasonable judgment.

    c.
    The Offering Space (including improvements and personally, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term lot such Offering Space commences, unless the Advice specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space. If Landlord is delayed delivering possession of the Offering Space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space, and the commencement of the term for the Offering Space shall be postponed until the date Landlord delivers possession of the Offering Space to Tenant free from occupancy by any party.

    3.
    Definition of Offering Space Prevailing Market.    For purposes of this Right of First Offer provision, "Offering Space Prevailing Market" rate shall mean the annual rental rate per square foot for space comparable to the Offering Space in the New Building and other buildings in the Project under leases and renewal and expansion amendments being entered into at or about the time that Offering Space Prevailing Market is being determined, giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating operating

10

      expenses and taxes. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than the lease term of the Offering Space, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration, The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable. The determination of Offering Space Prevailing Market shall also take into consideration any reasonably anticipated changes in the Offering Space Prevailing Market Rate from the time such Offering Space Prevailing Market Rate is being determined and the time such Offering Space Prevailing Market Rate will become effective under the Lease as amended hereby.

    4.
    Termination of Right of First Offer.    The rights of Tenant hereunder with respect to the Offering Space shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the 5 day period provided in Section XIl.G.1 above; or (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Section XIl.G.1 above.

    4.
    Offering Amendment.    If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Substitution Space on the terms set forth in the Advice and reflecting the changes in the Base Rent, rentable square footage of the Substitution Space, Tenant's Share and other appropriate terms. A copy of the Offering Amendment shall be sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise executed by Tenant, and Tenant shall execute and return the Offering Amendment to Landlord within 15 days thereafter, but an otherwise valid exercise of the Right of First Offer shall be fully effective whether or not the Offering Amendment is executed.

    5.
    Subordination.    Notwithstanding anything herein to the contrary, Tenants Right of First Offer is subject and subordinate to the rights (whether such rights are designated as right of first offer, right of first refusal, extension, renewal, expansion or otherwise) of any tenant of the Building existing on the date hereof.

XIII.
Miscellaneous.

A.
This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled (to any rent abatement, improvement allowance, leasehold improvements, or other work to the Substitution Space, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

B.
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.
In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant, Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

11

  F.
  Tenant hereby represents to Landlord that Tenant has dealt with no broker other than John Bral of GVA Beitler Commercial Brokerage ("Broker") in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any broker other than Broker claiming to have represented Tenant in connection with this Amendment Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

[SIGNATURES ARE ON FOLLOWING PAGE]

12

        IN WITNESS HEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written:

LANDLORD:
EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company
By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member
	By:	Equity Office Properties Trust, a
Maryland real estate investment trust, its general partner
	By:	/s/ Frank R. Campbell
	Name:	Frank R. Campbell
	Title:	Vice President
TENANT:
ENRG FUEL USA, INC., a California corporation
By:	/s/ Andrew J. Littlefair
Name:	Andrew J. Littlefair
Title:	President and CEO
By:	/s/ Ronald W. Zink
Name:	Ronald W. Zink
Title:	V.P. Finance and Administration
ENRG, INC., a Delaware corporation
By:	/s/ Andrew J. Littlefair
Name:	Andrew J. Littlefair
Title:	President and CEO
By:	/s/ Ronald W. Zink
Name:	Ronald W. Zink
Title:	V.P. Finance and Administration

13

EXHIBIT A-1

OUTLINE AND LOCATION OF SUBSTITUTION SPACE

[GRAPHIC]

14

EXHIBIT A-2

OUTLINE AND LOCATION OF TEMPORARY SPACE

[GRAPHIC]

15

EXHIBIT A-3

LOCATION OF EXTERIOR LOGO

[GRAPHIC]

16

EXHIBIT B

WORK LETTER

("Standard" Work Letter: Plans Not Yet Complete; Allowance)

        This Exhibit is attached to and made a pert of the Amendment by and between EOP BIXBY RANCH, LLC, a Delaware limited liability company ("Landlord") and ENRG FUEL USA, INC., a California corporation, and ENRG, INC., a Delaware corporation (jointly, severally, individually and collectively, "Tenant") for space in the New Building located at 3020 Old Ranch Parkway, City of Seal Beach, County of Orange, State of California.

As used in this Work Letter, the "Premises" shall be deemed to mean the Substitution Space, as defined in the attached Amendment.

  1.
  This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the Improvements to be performed in the Premises for Tenant's use. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." Tenant acknowledges and agrees that the time reasonably required for substantial completion of the Landlord Work will be at least 25 Business Days following theiIssuance of permits for the Landlord Work. It is agreed that construction of the Landlord Work will be completed at Tenant's sole cost and expense, subject to the Allowance (as defined below). Landlord shall enter into a direct contract at a reasonable rate for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to reasonably select and/or approve of any subcontractors used in connection with the Landlord Work.

  2.
  Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "Plans") necessary to construct the Landlord Work, which plans shall be subject to reasonable approval by Landlord and shall comply with Landlord's requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Project. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans, shall in no event relieve Tenant of the responsibility for such design. Landlord's architect will prepare in a reasonably timely manner the Plans necessary for such construction at Tenant's cost, subject to the Allowance. Although the layout and Plans are to be prepared by Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of the Plans and for all elements of the design of such Plans and for all costs related thereto. Promptly after execution of the Amendment, Landlord will provide Tenant with the contact information for Landlord's architect and engineers and Tenant will assure itself by direct communication with Landlord's architect and engineers that the final approved Plans can be delivered to Landlord on or before 10 Business Days following the date of full mutual execution of the Amendment to which this Exhibit is attached (the "Plans Due Date"), provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them. Tenant covenants and agrees to cause said final, approved Plans to be delivered to Landlord on or before said Plans Due Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Plans within the required time limit. Time is of the essence in respect of preparation and submission of Plans by Tenant. If for reasons other than any delay caused by Landlord the Plans are not Fully completed and approved by the Plans Due Date, Tenant

17

    shall be responsible for one day of Tenant Delay (as defined in the Amendment to which this Exhibit is attached) for each day during the period beginning on the day following the Plans Due Date and ending on the date completed Plans are approved. (The word "architect" as used in this Exhibit shall include an interior designer or space planner.)

  3.
  If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within 3 Business Days thereafter. Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections (hereto and any desired changes to the proposed Landlord Work. If Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate. Any delay occurring as a result of a redesign reasonably required because the cost estimate of Landlord Work substantially exceeds the Allowance shall not constitute an event of Tenant Delay provided that Tenant make reasonable efforts to resolve the situation promptly and such resolution shall in no event take longer than 3 Business Days.

  4.
  Landlord agrees that it will provide Tenant with reasonable periodic updates (either oral or written) generally reflecting the progress of construction as to schedule and cost. It revised estimates of the total cost substantially exceed the Allowance subsequent to the commencement of the Landlord Work, Tenant shall have no more than 2 days from the date of the update to modify the Landlord Work by selecting a different material and/or requesting removal of certain elements from the scope of Landlord Work' in order to reduce the revised estimated cost, if any provided, however, that notwithstanding anything to the contrary contained in this Work Letter or the Amendment, any delay of the completion of the Landlord Work resulting from Tenant's modification of the Landlord Work shall be considered a Tenant Delay. If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance (such amounts exceeding the Allowance being herein referred to as (the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conducive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

  5.
  If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the revised cost attributable to such change, addition or deletion. Tenant, within I Business Day, shall notify Landlord In writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting therefrom. If such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Allowance, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 4 hereof and Tenant shall pay such Excess Costs, plus any applicable state sales or use tax thereon, upon demand.

18

  6.
  Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Landlord Work.

  7.
  Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed $104,280.00 (i.e., $12.00 per rentable square foot of the Premises) to be applied toward the cost of the Landlord Work in the Premises. If the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs, plus any applicable slate sales or use tax thereon, as prescribed in Paragraph 4 above. Any portion of the Allowance which exceeds the cost of the Landlord Work or is otherwise remaining after December 31, 2002, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto. Notwithstanding anything to the contrary, Tenant shall be entitled to use any portion of the Allowance which exceeds the cost of the Landlord Work to install cabling and telecommunication data lines in the Premises. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord's oversight of the Landlord Work in an amount equal to 3% of the total cost of the Landlord Work.

  8.
  Intentionally omitted.

  9.
  This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the Extended Term described in the Amendment, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

19

EXHIBIT C

COMMENCEMENT LETTER
(EXAMPLE)

Date

Tenant

Address

  Re:    Commencement Letter with respect to that certain Lease dated as of the            day of                        , 2002, by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company, as Landlord, and ENRG FUEL USA, INC., a California corporation, and ENRG,, INC., a Delaware corporation, jointly, severally, individually and collectively as Tenant, for 8,690 rentable square feet on the 2nd floor of the Building located at 3030 Old Ranch Parkway, in the City of Seal Beach, County of Orange, State of California.

Dear                        :

        In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees:

  1.
  The Commencement Date of the Lease is

  2.
  The Termination Date of the Lease is

        Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,

Property Manager

Agreed and Accepted:

Tenant:

By:

Name:

Title:

Date:

20

EXHIBIT D-1

OUTLINE AND LOCATION OF OFFERING SPACE SUITE B220

[GRAPHIC]

21

[LETTERHEAD]

VIA UPS

December 17, 2003

Barbara Johnson
Clean Energy
3020 Old Ranch Parkway, Suite 200
Seal Beach, CA 90740

Re:
Slip Sheet Correction to that certain Second Amendment dated November 24, 2003, by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company, as Landlord, and CLEAN ENERGY, a California corporation and CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally (collectively) as Tenant, relating to that certain Lease dated August 12, 1999, as amended by that certain First Amendment to Lease dated March 11, 2002 (collectively, the "Lease") at the Building located at 3020 Old Ranch Parkway, Seal Beach, California (the "Building").

Dear Barbara:

        Thank you for your assistance in connection with the execution of the above referenced document. In a review of the fully executed Second Amendment Agreement, it was discovered that in the Exhibit B "Work Letter" section number 7, page 8, the document contained an incorrect "Allowance amount not to exceed $20,500.00 (i.e. $10.00 prsf). The document should read "Allowance in an amount not to exceed $20,550.00 (i.e. $10.00 prsf).

        With the Tenant's permission indicated by signing below and returning three (3) signed counterparts to my attention, both landlord and Tenant will substitute page 8 of the Second Amendment with the enclosed page 8 reflecting the corrected Allowance.

        We apologize for any inconvenience this may cause. Please feel free to call me at (714) 634-4100 with any questions regarding this matter.

Sincerely,

EQUITY OFFICE PROPERTIES TRUST

/s/ Brad Simpkins

Brad Simpkins
Leasing Representative

TENANT:

CLEAN ENERGY, a California corporation AND CLEAN ENERGY FULES CORP., a Delaware corporation, jointly and severally

BY:	/s/ RICHARD WHEELER
NAME:	Richard Wheeler
TITLE:	CFO
DATE:	12-29-03
BY:	/s/ ANDREW J. LITTLEFAIR
NAME:	Andrew J. Littlefair
TITLE:	President and CEO
DATE:	12-29-03
AND
CLEAN ENERGY FULES CORP., a Delaware corporation
BY:	/s/ RICHARD WHEELER
NAME:	Richard Wheeler
TITLE:	CFO
DATE:	12-29-03

SECOND AMENDMENT

        THIS SECOND AMENDMENT (the "Amendment") is made and entered into as of the 24th day of November, 2003 by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company ("Landlord") and CLEAN ENERGY, a California corporation and CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally (collectively, "Tenant").

RECITALS

A.
Landlord (as successor in interest to Bixby Office Park Associates, LLC, a California limited liability company) and Tenant (formerly known as ENRG Fuel USA, Inc. a California corporation and ENRG, Inc., a Delaware corporation, as successor in interest to Pickens Fuel Corporation, a California corporation) are parties to that certain lease dated August 12, 1999, which lease has been previously amended by First Amendment to Lease dated March 11, 2002 (the "First Amendment") (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 8,690 rentable square feet (the "Original Premises") described as Suite Nos. B200 and B280 on the 2nd floor of the building commonly known as Bixby Ranch located at 3020 Old Ranch Parkway, Seal Beach, California (the "Building").

B.
Tenant has requested that additional space containing approximately 2,055 rentable square feet described as Suite No. B270 on the 2nd floor of the Building shown on Exhibit A hereto be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.
Expansion and Effective Date.    Effective as of the Expansion Effective Date (defined below), the Premises, as defined In the Lease, is increased from 8,690 rentable square feet to 10,745 rentable square feet on the 2nd floor of the Building by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Term for the Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date (i.e., May 31, 2007). The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

A.
The Expansion Effective Date shall be the later to occur of (i) February 1, 2004 ("Target Expansion Effective Date"), and (ii) the date upon which the Landlord Work (as defined in the Work Letter attached as Exhibit B hereto) in the Expansion Space has been substantially completed; provided, however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Expansion Space as a result of the occurrence of a Tenant Delay (defined below), then, for purposes of determining the Expansion Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Tenant Delay(s). A "Tenant Delay" means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays substantial completion of the Landlord Work, including, without limitation, the following:

1.
Tenant's failure to furnish information or approvals within any time period specified in the Lease or this Amendment, including the failure to prepare or approve preliminary or final plans by any applicable due date;

1

    2.
    Tenant's selection of equipment or materials that have long lead times after first being informed by Landlord that the selection may result in a delay;

    3.
    Changes requested or made by Tenant to previously approved plans and specifications;

    4.
    The performance of work in the Expansion Space by Tenant or Tenant's contractor(s) during the performance of the Landlord Work; or

    5.
    If the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work.

    The Expansion Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord Work has been performed (or would have been performed absent any Tenant Delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant's use of the Expansion Space. The adjustment of the Expansion Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Expansion Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason or the Expansion Space not being ready for occupancy by Tenant on the Target Expansion Effective Date.

  B.
  In addition to the postponement, If any, of the Expansion Effective Date as a result of the applicability of Paragraph I.A. of this Amendment, the Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Expansion Space for any other reason (other than Tenant Delays by Tenant), including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the Extended Termination Date under the Lease shall not be similarly extended.

II.
Base Rent.    In addition to Tenant's obligation to pay Base Rent for the Original Premises, Tenant shall pay Landlord Base Rent for the Expansion Space as follows:

Months of Term or Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
2/1/04 - 5/31/04	$22.80	$46,854.00	$3,904.50
6/1/04 - 5/31/05	$26.40	$54,252.00	$4,521.00
6/1/05 - 5/31/06	$28.80	$59,184.00	$4,932.00
6/1/06 - 5/31/07	$30.00	$61,650.00	$5,137.50

  All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

  Landlord and Tenant acknowledge that the foregoing schedule Is based on the assumption that the Expansion Effective Date is the Target Expansion Effective Date. If the Expansion Effective Date is other than the Target Expansion Effective Date, the schedule set forth above with respect to the payment of any installment(s) of Base Rent for the Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Expansion Effective Date, and the actual Expansion Effective Date shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Rent rate shall not, be postponed as a result of an adjustment of the Expansion Effective Date as provided above.

III.
Additional Security Deposit.    Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $5,137.50 which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under Section 4 of the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly simultaneous with the execution hereof, the Security Deposit is increased from $23,900.00 to $29,037.50. Tenant hereby

2

  waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor laws now or hereafter in effect.

IV.
Tenant's Share.    For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant's Share for the Expansion Space is 0.7465%.

V.
Operating Costs and Taxes.    For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date. Tenant shall pay for Tenant's Share of Operating Costs and Taxes applicable to the Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Share of Operating Costs and Taxes applicable to the Expansion Space is 2004.

VI.
Improvements to Expansion Space.

A.
Condition of Expansion Space.    Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

B.
Responsibility for Improvements to Expansion Space.    Landlord shall perform improvements to the Expansion Space in accordance with the Work Letter attached hereto as Exhibit B.

VII.
Early Access to Expansion Space.    During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements, if any), Tenant shaft comply with all terms and provisions of the Lease, except those provisions requiting payment of Base Rent or Additional Rent as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rent and Additional Rent as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

VIII.
Other Pertinent Provisions.    Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective dates are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.
DELETED PROVISION.    Effective as of the Expansion Effective Date, the Right of First Offer set forth in Section XII.G of the First Amendment shall be deleted in its entirety and of no further force or effect.

B.
PARKING.    Effective as of the Expansion Effective Date, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant an additional 8 unreserved parking spaces (the "Additional Parking Spaces") in the parking area for the use of Tenant and its employees at no charge. Except as modified herein, the use of the Additional Parking Spaces shall be subject to the terms of Section 3 of the Lease.

C.
LANDLORD'S NOTICE ADDRESS.    Effective as of the date hereof, Landlord's Notice Address shall be as follows:

    Landlord:

    EOP-Bixby Ranch, L.L.C.
    c/o Equity Office Management, L.LC.
    333 City Boulevard West
    Suite 200

3

    Orange, California 92868
    Attn: Property Manager

    A copy of any notices to Landlord shall be sent to Equity Office, One Market, Spear Tower, Suite 600, San Francisco, CA 94105, Attn: Los Angeles Regional Counsel

IX.
Miscellaneous.

A.
This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

B.
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.
in the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined In this Amendment.

F.
Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

    Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

  G.
  Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[SIGNATURES ARE ON FOLLOWING PAGE]

4

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

LANDLORD:
EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company
By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member
By: Equity Office Properties Trust, a Maryland real estate investment trust, its general partner
	By:	/s/ MARK VALENTINE
	Name:	Mark Valentine
	Title:	Managing Director—Leasing
TENANT:
CLEAN ENERGY, a California corporation AND CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally
CLEAN ENERGY, a California corporation
BY:	/s/ RICHARD WHEELER
NAME:	Richard Wheeler
TITLE:	CFO
BY:	/s/ ANDREW J. LITTLEFAIR
NAME:	Andrew J. Littlefair
TITLE:	President and CEO
Tenant's Tax ID Number (SSN or FEIN) 95-4603747
AND
CLEAN ENERGY FUELS CORP., a Delaware corporation
BY:	/s/ RICHARD WHEELER
NAME:	Richard Wheeler
TITLE:	CFO

5

EXHIBIT A

OUTLINE AND LOCATION OF EXPANSION SPACE

6

EXHIBIT B

WORK LETTER

        This Exhibit is attached to and made a part of the Lease by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company ("Landlord") and CLEAN ENERGY, a California corporation ("Tenant") for space in the Building located at 3020 Old Ranch Parkway, Seal Beach, California.

        As used in this Workletter, the "Premises" shall be deemed to mean the Expansion Space, as initially defined in the attached Amendment.

1.
This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the improvements to be performed in the Premises for Tenant's use. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work will be completed at Tenant's sole cost and expense, subject to the Allowance (as defined below). Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used In connection with the Landlord Work.

2.
Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "Plans") necessary to construct the Landlord Work, which plans shall be subject to approval by Landlord and Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. If requested by Tenant, Landlord's architect will prepare the Plans necessary for such construction at Tenant's cost. Whether or not the layout and Plans are prepared with the help (in whole or In part) of Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of the Plans and for all elements of the design of such Plans and for all costs related thereto. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved Plans can be delivered to Landlord on or before November 30, 2003 (the "Plans Due Date"), provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them. Tenant covenants and agrees to cause said final, approved Plans to be delivered to Landlord on or before said Plans Due Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Plans within the required time limit. Time is of the essence in respect of preparation and submission of Plans by Tenant. If the Plans are not fully completed and approved by the Plans Due Date, Tenant shall be responsible for one day of Tenant Delay (as defined in the Lease to which this Exhibit is attached) for each day during the period beginning on the day following the Plans Due Date and ending on the date completed Plans are approved. (The word "architect" as used in this Exhibit shall include an interior designer or space planner.)

3.
If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within 3 Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. If Tenant notifies Landlord of such

7

  objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

4.
If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, if any (such amounts exceeding the Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

5.
If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost which will be chargeable to Tenant by reason of auth change, addition or deletion. Tenant, within one Business Day, shall notify Landlord in writing whether it desires to proceed with such change, addition or deletion, In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting therefrom. If such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Allowance, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 4 hereof and Tenant shall pay such Excess Costs, plus any applicable state sales or use tax thereon, upon demand.

6.
Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Landlord Work.

7.
Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed $20,500.00 (i.e., $10.00 per rentable square foot of the Expansion Space) to be applied toward the cost of the Landlord Work in the Premises. If the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs, plus any applicable state sales or use tax thereon, as prescribed in Paragraph 4 above. Any portion of the Allowance which exceeds the cost of the Landlord Work or is otherwise remaining after June 30, 2004, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord's oversight of the Landlord Work In an amount equal to 3% of the total cost of the Landlord Work.

8.
Tenant acknowledges that the Landlord Work may be performed by Landlord in the Premises during Building service hours subsequent to the Expansion Effective Date. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Expansion Effective Date nor shall it subject Landlord to any liability for any toss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

9.
This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion

8

  of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

TENANT:
CLEAN ENERGY, a California corporation AND CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally
By:	/s/ Richard Wheeler
Name: Richard Wheeler
Title: CFO
Date:	12-29-03
By:	/s/ Andrew T. Littlefair
Name: Andrew T. Littlefair
Title: President and CEO
Date:	12-29-03
AND
CLEAN ENERGY FUELS CORP., a Delaware corporation
By:	/s/ Richard Wheeler
Name: Richard Wheeler
Title: CFO
Date:	12-29-03

9

THIRD AMENDMENT

        THIS THIRD AMENDMENT (the "Amendment") is made and entered into as of January 13, 2006, by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company ("Landlord") and CLEAN ENERGY, a California corporation and CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally (collectively, "Tenant").

RECITALS

A.
Landlord (as successor in interest to Bixby Office Park Associates, LLC, a California limited liability company) and Tenant (formerly known as ENRG Fuel USA, Inc., a California corporation and ENRG, Inc., a Delaware corporation, as successor in interest to Pickens Fuel Corporation, a California corporation) are parties to that certain lease dated August 12, 1999, which lease has been previously amended by First Amendment to Lease dated March 11, 2002 ("First Amendment"), Second Amendment dated November 24, 2003 and a letter agreement dated December 17, 2003 (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 10,745 rentable square feet (the "Original Premises") described as Suite Nos. B200, B270 and B280 on the 2nd floor of the building commonly known as Bixby Ranch located at 3020 Old Ranch Parkway, Seal Beach, California (the "Building").

B.
Tenant has requested that additional space containing approximately 6,136 rentable square feet described as Suite No. A440 on the 4th floor of the building located at 3010 Old Ranch Parkway, Seal Beach, California (the "3010 Building") shown on Exhibit A hereto (the "Suite A440 Expansion Space") be added to the Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

C.
The Lease by its terms shall expire on May 31, 2007 ("Second Prior Termination Date"), and the parties desire to extend the Term of the Lease, all on the following terms and conditions.

        NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.
Remeasurement of Building.    Landlord and Tenant acknowledge and agree that Landlord has remeasured the Building and that, according to such remeasurement, the rentable area of the Building is 275,298 square feet. Commencing on (i) the Suite A440 Expansion Effective Date and continuing throughout the Second Extended Term, Tenant's Share for the Suite A440 Expansion Space shall be calculated based upon the Building square footage set forth herein and (ii) the Second Extension Date and continuing throughout the Second Extended Term (as hereinafter defined), Tenant's Share for the Original Premises shall be calculated based upon the Building square footage set forth herein.

2.
Suite A440 Expansion.    Effective as of the Suite A440 Expansion Effective Date (defined below), the Premises, as defined in the Lease, is increased from 10,745 rentable square feet on the 2nd floor of the Building to 16,881 rentable square feet on the 2nd floor of the Building and the 4th floor of the 3010 Building by the addition of the Suite A440 Expansion Space, and from and after the Suite A440 Expansion Effective Date, the Original Premises and the Suite A440 Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Term for the Suite A440 Expansion Space shall commence on the Suite A440 Expansion Effective Date and end on the Second Extended Termination Date (as hereinafter defined). The Suite A440 Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial

1

  concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Suite A440 Expansion Space.

  2.01.
  The "Suite A440 Expansion Effective Date" shall be the later to occur of (i) January 1, 2006 ("Target Suite A440 Expansion Effective Date"), and (ii) the date upon which the Landlord Work (as defined in the Work Letter attached as Exhibit B hereto) in the Suite A440 Expansion Space has been substantially completed; provided, however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Suite A440 Expansion Space as a result of the occurrence of a Tenant Delay (defined below), then, for purposes of determining the Suite A440 Expansion Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Tenant Delay(s). A "Tenant Delay" means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays substantial completion of the Landlord Work, Including, without limitation, the following:

  a.
  Tenant's failure to furnish information or approvals within any time period specified in the Lease or this Amendment, including the failure to prepare or approve preliminary or final plans by any applicable due date;

  b.
  Tenant's selection of equipment or materials that have long lead times after first being Informed by Landlord that the selection may result in a delay;

  c.
  Changes requested or made by Tenant to previously approved plans and specifications;

  d.
  The performance of work in the Suite A440 Expansion Space by Tenant or Tenant's contractor(s) during the performance of the Landlord Work; or

  e.
  If the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work.

    The Suite A440 Expansion Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord Work has been performed (or would have been performed absent any Tenant Delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant's use of the Suite A440 Expansion Space. The adjustment of the Suite A440 Expansion Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Suite A440 Expansion Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Suite A440 Expansion Space not being ready for occupancy by Tenant on the Target Suite A440 Expansion Effective Date.

  2.02.
  In addition to the postponement, if any, of the Suite A440 Expansion Effective Date as a result of the applicability of Section 2.01. of this Amendment, the Suite A440 Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Suite A440 Expansion Space for any other reason (other than Tenant Delays by Tenant), including but not limited to, holding over by prior occupants. Any such delay in the Suite A440 Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Suite A440 Expansion Effective Date is delayed, the Second Extended Termination Date (defined below) shall not be similarly extended.

3.
Extension.    The Term of the Lease is hereby extended and shall expire on December 31, 2010 ("Second Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Second Prior

2

  Termination Date ("Second Extension Date") and ending on the Second Extended Termination Date shall be referred to herein as the "Second Extended Term".

4.
Base Rent.

4.01.
Original Premises Through Second Prior Termination Date.    The Base Rent, Additional Rent and all other charges under the Lease shall be payable as provided therein with respect to the Original Premises through and including the Second Prior Termination Date.

4.02.
Original Premises From and After Second Extension Date.    As of the Second Extension Date, the schedule of Base Rent payable with respect to the Original Premises during the Second Extended Term is the following:

Months of Term or Period	Annual Rate Per Square Foot	Monthly Base Rent
6/1/07 - 12/31/07	$30.00	$26,862.50
1/1/08 - 12/31/08	$30.60	$27,399.75
1/1/09 - 12/31/09	$31.20	$27,937.00
1/1/10 - 12/31/10	$31.80	$28,474.25

    All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

  4.03.
  Suite A440 Expansion Space From Suite A440 Expansion Effective Date Through Second Extended Termination Date.    As of the Suite A440 Expansion Effective Date, the schedule of Base Rent payable with respect to the Suite A440 Expansion Space for the balance of the Extended Term and the Second Extended Term is the following:

Months of Term or Period	Annual Rate Per Square Foot	Monthly Base Rent
1/1/06 - 12/31/06	$29.40	$15,033.20
1/1/07 - 12/31/07	$30.00	$15,340.00
1/1/08 - 12/31/08	$30.60	$15,646.80
1/1/09 - 12/31/09	$31.20	$15,953.60
1/1/10 - 12/31/10	$31.80	$16,260.40

    All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

    Landlord and Tenant acknowledge that the foregoing schedule Is based on the assumption that the Suite A440 Expansion Effective Date is the Target Suite A440 Expansion Effective Date. If the Suite A440 Expansion Effective Date is other than the Target Suite A440 Expansion Effective Date, the schedule set forth above with respect to the payment of any installment(s) of Base Rent for the Suite A440 Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Suite A440 Expansion Effective Date, and the actual Suite A440 Expansion Effective Date shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Rent rate shall not be postponed as a result of an adjustment of the Suite A440 Expansion Effective Date as provided above.

5.
Additional Security Deposit.    Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $15,048.54 which is added to and becomes part of the Security Deposit held by Landlord as provided under Section 4 of the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $29,037.50 to $44,086.04. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor laws now or hereafter in effect.

3

6.
Tenant's Share.

6.01.
Original Premises.    For the period commencing on the Second Extension Date and ending on the Second Extended Termination Date, Tenant's Share for the Original Premises shall be 3.9030%.

6.02.
For the period commencing with the Suite A440 Expansion Effective Date and ending on the Second Extended Termination Date, Tenant's Share for the Suite A440 Expansion Space shall be 2.2289%.

7.
Operating Costs and Taxes.

7.01.
Original Premises for the Second Extended Term.    For the period commencing with the Second Extension Date and ending on the Second Extended Termination Date, Tenant shall pay for Tenant's Share of Operating Costs and Taxes applicable to the Original Premises in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Share of Operating Costs and Taxes applicable to the Original Premises is amended from 2004 to 2007.

7.02.
Suite A440 Expansion Space From Suite A440 Expansion Effective Date Through Second Extended Termination Date.    For the period commencing with the Suite A440 Expansion Effective Date and ending on the Second Extended Termination Date, Tenant shall pay for Tenant's Share of Operating Costs and Taxes applicable to the Suite A440 Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Share of Operating Costs and Taxes applicable to the Suite A440 Expansion Space is 2006.

8.
Improvements to Suite A440 Expansion Space.

8.01.
Condition of Suite A440 Expansion Space.    Tenant has inspected the Suite A440 Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

8.02.
Responsibility for Improvements to Suite A440 Expansion Space.    Landlord shall perform improvements to the Suite A440 Expansion Space in accordance with the Work Letter attached hereto as Exhibit B.

9.
Early Access to Suite A440 Expansion Space.    If Tenant is permitted to take possession of the Suite A440 Expansion Space before the Suite A440 Expansion Effective Date, such possession shall be subject to the terms and conditions of the Lease and this Amendment and Tenant shall pay Base Rent and Additional Rent applicable to the Suite A440 Expansion Space to Landlord for each day of possession prior to the Suite A440 Expansion Effective Date. However, except for the cost of services requested by Tenant (e.g. freight elevator usage), Tenant shall not be required to pay Rent for the Suite A440 Expansion Space for any days of possession before the Suite A440 Expansion Effective Date during which Tenant, with the approval of Landlord, is in possession of the Suite A440 Expansion Space for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

10.
Other Pertinent Provisions.    Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

10.01.
Right of First Offer.

A.
Grant of Option; Conditions.    Tenant shall have the ongoing right of first offer (the "Right of First Offer") with respect to any available space on the 4th floor of the 3010

4

      Building shown on the demising plan attached hereto as Exhibit C (the "Offering Space"). Tenant's Right of First Offer shall be exercised as follows: at any time after Landlord has determined that the existing tenant in the Offering Space will not extend or renew the term of its lease for the Offering Space (but prior to leasing such Offering Space to a party other than the existing tenant), Landlord shall advise Tenant (the "Advice") of the terms under which Landlord is prepared to lease the Offering Space to Tenant for the remainder of the Term, which terms shall reflect the Prevailing Market (hereinafter defined) rate for such Offering Space as reasonably determined by Landlord. Tenant may lease such Offering Space in its entirety only, under such terms, by delivering written notice of exercise to Landlord (the "Notice of Exercise") within 5 days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

      1.
      Tenant is in default under the Lease beyond any applicable cure periods at the time that Landlord would otherwise deliver the Advice; or

      2.
      the Premises, or any portion thereof, is sublet (except in connection with a subletting approved by Landlord as provided for in the Lease) at the time Landlord would otherwise deliver the Advice; or

      3.
      the Lease has been assigned (except in connection with an assignment approved by Landlord as provided for in the Lease) prior to the date Landlord would otherwise deliver the Advice; or

      4.
      Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Advice; or

      5.
      the Offering Space is not intended for the exclusive use of Tenant during the Term; or

      6.
      the existing tenant in the Offering Space is interested in extending or renewing its lease for the Offering Space or entering into a new lease for such Offering Space.

    B.
    Terms for Offering Space.

    1.
    The term for the Offering Space shall commence upon the commencement date stated in the Advice and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice shall govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offering Space.

    2.
    Tenant shall pay Base Rent and Additional Rent for the Offering Space in accordance with the terms and conditions of the Advice, which terms and conditions shall reflect the Prevailing Market rate for the Offering Space as determined in Landlord's reasonable judgment.

    3.
    The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, unless the Advice specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space. If Landlord is delayed delivering possession of the Offering Space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space, and the commencement of the term for the Offering Space shall be postponed until the

5

        date Landlord delivers possession of the Offering Space to Tenant free from occupancy by any party.

    C.
    Termination of Right of First Offer.    The rights of Tenant hereunder with respect to the Offering Space shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the 5 day period provided in Section A above; and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Section A above. In addition, if Landlord provides Tenant with an Advice for any portion of the Offering Space that contains expansion rights (whether such rights are described as an expansion option, right of first refusal, right of first offer or otherwise) with respect to any other portion of the Offering Space (such other portion of the Offering Space subject to such expansion rights is referred to herein as the "Encumbered Offering Space") and Tenant does not exercise its Right of First Offer to lease the Offering Space described in the Advice, Tenant's Right of First Offer with respect to the Encumbered Offering Space shall be subject and subordinate to all such expansion rights contained in the Advice.

    D.
    Offering Amendment.    If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rent, Rentable Square Footage of the Premises, Tenant's Share and other appropriate terms. A copy of the Offering Amendment shall be sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise executed by Tenant, and Tenant shall execute and return the Offering Amendment to Landlord within 15 days thereafter, but an otherwise valid exercise of the Right of First Offer shall be fully effective whether or not the Offering Amendment is executed.

    E.
    Definition of Prevailing Market.    For purposes of this Right of First Offer provision, "Prevailing Market" shall mean the annual rental rate per square foot for space comparable to the Offering Space in the Building and office buildings comparable to the Building in the West Orange County area marketplace under leases and renewal and expansion amendments being entered into at or about the time that Prevailing Market is being determined, giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, existing improvements in the space in question, and the method of allocating operating expenses and taxes. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than the lease term of the Offering Space, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

    F.
    Subordination.    Notwithstanding anything herein to the contrary, Tenant's Right of First Offer is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

  10.02.
  Parking.    During the Second Extended Term, Tenant shall retain its existing parking rights for the Original Premises (i.e., 26 unreserved parking spaces and 4 reserved parking spaces) at no charge. Effective as of the Suite A440 Expansion Effective Date, Tenant shall lease from Landlord and Landlord shall lease to Tenant 24 additional unreserved parking spaces ("Suite A440 Parking Spaces") in the parking area for the use of Tenant and its employees at no charge. Notwithstanding the foregoing and subject to Landlord availability, Tenant may

6

    convert 2 of the Original Premises Parking Spaces to reserved parking spaces upon prior written notice to Landlord. There will be no parking charge for the 2 reserved parking spaces. Except as modified herein, the use of the Suite A440 Parking Spaces and the Original Premises Parking Spaces shall be subject to the terms of the Lease.

  10.03.
  Deleted Provision.    Effective as of the Second Extension Date, Section XII.E (Renewal Option) of the First Amendment shall be deleted in its entirety and of no further force or effect.

  10.04.
  Fitness Center.    Landlord and Tenant acknowledge and agree that Tenant is utilizing a portion of the Premises for a fitness center ("Fitness Center") for the use of Tenant's employees. The build out of the Fitness Center shall be subject to the terms of the Work Letter attached hereto and the terms of the Lease. Tenant shall, at its sole cost and expense, perform all maintenance of the Fitness Center, and keep the Fitness Center in good condition and repair, reasonable wear and tear excepted. Tenant's maintenance obligations include, but are not limited to, janitorial service, repairs to any equipment and repairs to any damage to the Premises caused by any equipment. Tenant's use of the Fitness Center shall not disturb any other tenants in the Building. Tenant shall not install, operate or maintain electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as reasonably determined by Landlord. The Fitness Center shall be removed by Tenant prior to the expiration of the Term of the Lease. Tenant shall repair any damage caused by the installation or removal of the Fitness Center. If Tenant fails to remove the Fitness Center or perform repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Fitness Center or perform required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord.

11.
Miscellaneous.

11.01.
This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements. or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

11.02.
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

11.03.
In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

11.04.
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

11.05.
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

7

  11.06.
  Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

    Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

  11.07.
  Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

  [SIGNATURES ARE ON FOLLOWING PAGE]

8

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:
EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company
By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member
	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner
		By:	/s/ Robert E. Dezzutti
		Name:	Robert E. Dezzutti
		Title:	Senior Vice President
TENANT:
CLEAN ENERGY, a California corporation
BY:	/s/ Richard Wheeler
NAME:	Richard Wheeler
TITLE:	CFO
BY:	/s/ Andrew J. Littlefair
NAME:	Andrew J. Littlefair
TITLE:	President and CEO
AND
CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally
BY:	/s/ Andrew J. Littlefair
NAME:	Andrew J. Littlefair
TITLE:	President and CEO

9

EXHIBIT A

OUTLINE AND LOCATION OF SUITE A440 EXPANSION SPACE

LOCKER ROOM
LOCKER ROOM
FILE ROOM
RECEPTION
CONFERENCE
CONTROLLER
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE

SYMBOLS

EXISTING DOOR TO REMAIN.

NEW DOOR

EXISTING PARTITION

NEW PARTITION

SAA

CLEAN ENERGY FUELS
3020 OLD RANCH PARKWAY
4TH FLOOR
SEAL BEACH, CALIFORNIA

SPACE PLAN
OPTION 7
SCALE 3/32" = 1'-0"

10

EXHIBIT B

WORK LETTER

        This Exhibit is attached to and made a part of the Amendment by and between EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company ("Landlord") and CLEAN ENERGY, a California corporation and CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally ("Tenant") for space in the Building located at 3010 and 3020 Old Ranch Parkway, Seal Beach, California.

        As used in this Work Letter, the "Premises" shall be deemed to mean the Original Premises and the Suite A440 Expansion Space, as defined in the attached Amendment.

1.
This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the improvements to be performed in the Premises for Tenant's use. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work will be completed at Tenant's sole cost and expense, subject to the Allowance (as defined below). Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

2.
Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "Plans") necessary to construct the Landlord Work, which plans shall be subject to approval by Landlord and Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. If requested by Tenant, Landlord's architect will prepare the Plans necessary for such construction at Tenant's cost. Whether or not the layout and Plans are prepared with the help (in whole or in part) of Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of the Plans and for all elements of the design of such Plans and for all costs related thereto. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved Plans can be delivered to Landlord within 10 days after the full and final execution of this Amendment (the "Plans Due Date"), provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them. Tenant covenants and agrees to cause said final, approved Plans to be delivered to Landlord on or before said Plans Due Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Plans within the required time limit. Time is of the essence in respect of preparation and submission of Plans by Tenant. lf the Plans are not fully completed and approved by the Plans Due Date, Tenant shall be responsible for one day of Tenant Delay (as defined in the Amendment to which this Exhibit is attached) for each day during the period beginning on the day following the Plans Due Date and ending on the date completed Plans are approved. (The word "architect" as used in this Exhibit shall include an interior designer or space planner.)

3.
If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within 3 Business Days thereafter, Tenant shall either

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  notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. If Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

4.
If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, if any (such amounts exceeding the Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

5.
If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within one Business Day, shall notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting therefrom. If such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Allowance, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 4 hereof and Tenant shall pay such Excess Costs, plus any applicable state sales or use tax thereon, upon demand.

6.
Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Landlord Work.

7.
Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed $151,459.85 to be applied toward the cost of the Landlord Work in the Premises. If the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs, plus any applicable state sales or use tax thereon, as prescribed in Paragraph 4 above. Any portion of the Allowance which exceeds the cost of the Landlord Work or is otherwise remaining after June 30, 2006, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord's oversight of the Landlord Work in an amount equal to 3% of the total cost of the Landlord Work.

8.
Tenant acknowledges that the Landlord Work may be performed by Landlord in the Premises during Building service hours subsequent to the Suite A440 Expansion Effective Date or the Second Extension Date. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Suite A440 Expansion Effective Date or the Second Extension Date nor shall it subject Landlord to any liability for any loss or

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  damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

9.
This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

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EXHIBIT C

OUTLINE AND LOCATION OF OFFERING SPACE

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FOURTH AMENDMENT

        THIS FOURTH AMENDMENT (the "Amendment") is made and entered into as of March 15, 2006, by and between EOP-BIXBY RANCH, L.LC., a Delaware limited liability company ("Landlord") and CLEAN ENERGY, a California corporation and CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally (collectively, "Tenant").

RECITALS:

A.
Landlord (as successor in interest to Bixby Office Park Associates, LLC, a California limited liability company) and Tenant (formerly known as ENRG Fuel USA, Inc., a California corporation and ENRG, Inc., a Delaware corporation, as successor In interest to Pickens Fuel Corporation, a California corporation) are parties to that certain lease dated August 12, 1999, which lease has been previously amended by First Amendment to Lease dated March 11, 2002, Second Amendment dated November 24, 2003, Third Amendment dated January 13, 2006 and a letter agreement dated December 17, 2003 (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 16,881 rentable square feet (the "Original Premises") described as Suite Nos. B200, B270, B280 and A440 on the 2nd and the 4th floors of the building commonly known as Bixby Ranch located at 3020 Old Ranch Parkway, Seal Beach, California (the "Building").

B.
Landlord and Tenant desire to enter Into this Amendment for the purpose of adding storage space to the Lease and otherwise supplementing the Lease as hereinafter set forth.

        NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.
Addition of Storage Space.

1.01.
Landlord leases to Tenant and Tenant accepts the space containing approximately 1,902 square feet on the 4th floor of the Building, as shown on Exhibit A attached hereto (the "Storage Space") for the term (the "Storage Term") commencing March 15, 2006 ("Storage Commencement Date") and ending one month and days thereafter on April 14, 2006 ("Storage Expiration Date"). The Storage Term shall automatically renew for consecutive periods of one month each until terminated by either party with at least 30 days' advance written notice of termination delivered to the other party. Any such termination shall be effective as of the termination date specified in such notice. Notwithstanding anything to the contrary contained herein, if the Lease or Tenant's right to possession of the Premises thereunder terminates prior to the Storage Expiration Date, as same may be extended herein, then the Storage Expiration Date shall be such earlier termination date.

1.02.
The Storage Space shall be used by Tenant for the storage of equipment, inventory or other non-perishable items normally used in Tenant's business, and for no other purpose whatsoever. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets or other suitable containers. Landlord shall have the right to designate the location within the Storage Space of any items to be placed therein. All items stored in the Storage Space shall be elevated at least 6 inches above the floor on wooden pellets, and shall be at least 18 inches below the bottom of all sprinklers located in the ceiling of the Storage Space, if any. Tenant shall riot store anything in the Storage Space which is unsafe or which otherwise may create a hazardous condition, or which may increase Landlord's insurance rates, or cause a cancellation or modification of Landlord's insurance coverage. Without limitation, Tenant shall not store any flammable, combustible or explosive

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    fluid, chemical or substance nor any perishable food or beverage products, except with Landlord's prior written approval. Landlord reserves the right to adopt and enforce reasonable rules and regulations governing the use of the Storage Space from time to time. Upon expiration or earlier termination of Tenants rights to the Storage Space, Tenant shall completely vacate and surrender the Storage Space to Landlord with clean carpets and walls touched up aria in the condition in which it was delivered to Tenant, ordinary wear and tear excepted, broom-clean and empty of all personalty and other items placed therein by or on behalf of Tenant. Notwithstanding the foregoing, upon reasonable notice from Landlord, Tenant shall cooperate with Landlord to show Storage Space to prospective Tenants.

  1.03.
  Tenant shall pay rent for the Storage Space ("Storage Base Rent") in the sum of $2,853.00 per month, plus applicable sale and use taxes, each payable in advance on or before the first day of each month of the Storage Term. Any partial month shall be appropriately prorated. All Storage Base Rent shall be payable in the same manner that Base Rent is payable under the Lease.

    All Storage Base Rent shall be payable in the same manner that Base Rent is payable under the Lease.

  1.04.
  All terms and provisions of the Lease shall be applicable to the Storage Space, including, without limitation, Article 13 (Indemnity and Waiver of Claims) and Article 14 (Insurance), except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, passenger or freight elevator service, window washing or electricity to the Storage Space and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Space unless such concessions or rights are specifically prowled for herein with respect to the Storage Space. Landlord shall not be liable for any theft or damage to any items or materials stored in the Storage Space, it being understood that Tenant is using the Storage Space at its own risk. Any default by Tenant under this Storage Space provision remaining uncured for a period extending beyond the expiration of any applicable cure period described in the "default" section of the Lease shall be a default under the Lease, it being agreed that the provisions of the Lease with respect to Tenant defaults shall apply to any default by Tenant hereunder. The Storage Space shall not be included in the determination of Tenant's Pro Rata Share under the Lease nor shall Tenant be required to pay Expenses in connection with the Storage Space.

  1.05.
  Tenant agrees to accept the Storage Space in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Space or the Storage Commencement Date.

  1.06.
  At any time and from time to time, Landlord shall have the right to relocate the Storage Space to a new location which shall be no smaller than the square footage of the Storage Space. Landlord shall pay the direct, out-of-pocket, reasonable expenses of such relocation.

  1.07.
  Storage Base Rent is deemed Rent under the Lease.

  1.08.
  If Tenant assigns the Lease or sublets all or any part of the Premises, Landlord, at its option, may terminate Tenant's rights to the Storage Space effective as of 30 days after notice to Tenant. Additionally, notwithstanding anything set forth in Article 18 of the Lease to the contrary, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, assign, sublease, transfer or encumber the Storage Space or grant any license, concession or other right of occupancy or permit the use of the Storage Space by any party other than Tenant.

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2.
Miscellaneous.
2.01.
This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

2.02.
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

2.03.
In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

2.04.
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

2.05.
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

2.06.
Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnity and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees. mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant In connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnity and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

    Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only (he Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

  2.07.
  Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[SIGNATURES ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD:
EOP-BIXBY RANCH, L.L.C., a Delaware limited liability company
By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member
	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner
		By:	/s/ MARK VALENTINE
		Name:	Mark Valentine
		Title:	Managing Director—Leasing
TENANT:
CLEAN ENERGY, a California corporation
By:	/s/ RICK WHEELER
Name:	Rick Wheeler
Title:	CFO
By:	/s/ ANDREW J. LITTLEFAIR
Name:	Andrew J. Littlefair
Title:	President and CEO
And
CLEAN ENERGY FUELS CORP., a Delaware corporation, jointly and severally
By:	/s/ RICK WHEELER
Name:	Rick Wheeler
Title:	CFO

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EXHIBIT A

OUTLINE AND LOCATION OF STORAGE SPACE

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QuickLinks

  Exhibit 10.3
[LETTERHEAD]
THIRD AMENDMENT
RECITALS
EXHIBIT A OUTLINE AND LOCATION OF SUITE A440 EXPANSION SPACE